                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                  FORM N-CSR



                        CERTIFIED SHAREHOLDER REPORT OF
                  REGISTERED MANAGEMENT INVESTMENT COMPANIES



                  INVESTMENT COMPANY ACT FILE NUMBER 811-7662
                          U.S. GLOBAL ACCOLADE FUNDS


                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
              (Address of principal executive offices) (Zip code)


                             SUSAN B. MCGEE, ESQ.
                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: 210-308-1234


                      Date of fiscal year end: OCTOBER 31


                  Date of reporting period: OCTOBER 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.


U.S. GLOBAL ACCOLADE FUNDS


 ANNUAL REPORT


OCTOBER 31, 2007


 TABLE OF CONTENTS


Letter to Shareholders                                                    1

Management Team's and Fund Managers'
  Perspectives                                                            8

Expense Example                                                          32

Portfolios of Investments                                                34

Notes to Portfolios of Investments                                       51

Statements of Assets and Liabilities                                     52

Statements of Operations                                                 54

Statements of Changes in Net Assets                                      56

Notes to Financial Statements                                            59

Financial Highlights                                                     68

Report of Independent Registered
  Public Accounting Firm                                                 72

Trustees and Officers                                                    73

Additional Information                                                   76

 NASDAQ SYMBOLS


U.S. Global Accolade Funds
--------------------------

Holmes Growth Fund                                                    ACBGX

Global MegaTrends Fund                                                MEGAX

Eastern European Fund                                                 EUROX

Global Emerging Markets Fund                                          GEMFX


U.S. Global Investors Funds
---------------------------

U.S. Treasury Securities Cash Fund                                    USTXX

U.S. Government Securities Savings Fund                               UGSXX

Near-Term Tax Free Fund                                               NEARX

Tax Free Fund                                                         USUTX

All American Equity Fund                                              GBTFX

China Region Opportunity Fund                                         USCOX

Global Resources Fund                                                 PSPFX

World Precious Minerals Fund                                          UNWPX

Gold and Precious Metals Fund                                         USERX


[USGI Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1.800.US.FUNDS
Fax 1.210.308.1217
www.usfunds.com

 U.S. GLOBAL ACCOLADE FUNDS


DEAR SHAREHOLDER:

We have just ended another year for the U.S. Global
Accolade Funds with outstanding results. Each of the four
Accolade funds posted total returns of 24 percent or better      [PHOTO]
for their fiscal year. Thank you for your confidence in the active management and team-oriented processes that we use to grow your investment.

Leading the way was our Global Emerging Markets Fund (GEMFX), which more than doubled in net assets over the fiscal year ending October 31, 2007. The fund got off to a quick start, posting a 20 percent return in the fourth quarter of calendar 2006. After near-flat performance in the first quarter of 2007, the fund had double-digit returns in the next two quarters en route to a total return of 69.5 percent for the fiscal year ending October 31, 2007.

The Global Emerging Markets Fund is the newest fund at U.S. Global Investors, and since its February 24, 2005 inception through the fiscal year ending October 31, 2007, it has an annualized total return of 39.0 percent. It has had positive returns in nine of its first 10 full quarters.

GEMFX searches for attractive valuations in Asia, Africa, South America and elsewhere. Its managers use a bottom-up stock-picking style that focuses more on individual companies than the economy as a whole.

The fund is one of six funds within the U.S. Global Investors family of funds that, as of September 30, 2007, had achieved a top 1 percent ranking in total return among all U.S. mutual funds for at least one of the various time periods going back 10 years, according to rankings published in the Wall Street Journal. The Global Emerging Markets Fund ranked #65 out of all U.S. mutual funds for total return for the three-month period as of September 30, 2007. The China Region Opportunity Fund (USCOX) ranked #9, and the Gold and Precious Metals Fund (formerly the Gold Shares Fund) (USERX) ranked #49 for the same time period. More than 7,000 funds have a three-month track record, according to Morningstar Principia.

 U.S. GLOBAL ACCOLADE FUNDS


The Global Resources Fund (PSPFX) ranked #9 overall in total return for the five years ending September 30, 2007, the World Precious Minerals Fund (UNWPX) was #46, and the China Region Opportunity Fund ranked #78. There are almost 5,000 funds with a five-year record, according to Morningstar Principia.

TOTAL ANNUALIZED RETURNS AS OF 9/30/07

FUND/TICKER                        ONE-YEAR          THREE-YEAR          FIVE-YEAR        TEN-YEAR          GROSS        CAPPED
                                                                                                           EXPENSE       EXPENSE
                                                                                                            RATIO         RATIO
Global Emerging Markets            60.54%               n/a                n/a             34.96%*          3.20%         2.50%
Fund (GEMFX)                                                                            Since Inception

Eastern European Fund (EUROX)      47.59%              39.34%             44.96%           19.90%           1.99%          n/a

*Inception Date 2/24/05.
Gross expense ratio as stated in the most recent prospectus. The Adviser has contractually limited total fund operating expenses to not exceed 2.50% for the Global Emerging Markets Fund on an annualized basis through February 28, 2008, and until such later date as the Adviser determines. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g., short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.


The Eastern European Fund (EUROX) celebrated its 10th birthday this year as one of the best performers in the overall U.S. mutual fund universe.

EUROX ranked #5 in total return for all U.S. mutual funds for the 10 years and #12 for the five years ending September 30, 2007, according to rankings published in the Wall Street Journal. Like GEMFX, the fund turned in positive returns for each of the four quarters starting October 1, 2006. As the table above illustrates, EUROX finished its quarter ending September 30, 2007, with a one-year total return of 47.6 percent and a five-year annualized return of 45.0 percent.

The September 17, 2007, issue of Forbes magazine picked EUROX as the best emerging markets fund for total return over the 10-year period in both bull and bear markets. Global markets have been volatile for much of 2007, so being rated as the best in both strong and weak economic environments is a noteworthy achievement for the fund.

 U.S. GLOBAL ACCOLADE FUNDS


The Global Emerging Markets Fund and the Eastern European Fund are subadvised by Charlemagne Capital, an emerging markets specialist in London.

In Russia and elsewhere in Eastern Europe, EUROX focuses on companies keyed into the growth in household expenditure and other forms of domestic consumption as the region's wealth levels continue to rise. We continue to believe in the long-term growth of global emerging markets, with the caveat that there will also likely be periods of short-term volatility.

China and India get a lot of attention for their rapid growth, but they have plenty of company within the developing world: the key economies of Southeast Asia are expected to see GDP growth exceeding 6 percent in 2007 and the estimate for Latin America as a whole is around 5 percent, roughly double the region's long-term average.

Emerging nations comprise more than 80 percent of the world's population, and many of them are growing at a much faster pace than the United States and other developed economies.

                     [FUTURE POPULATION GROWTH CHART]

1950    1955    1960    1965    1970    1975    1980    1985    1990    1995    2000    2005    2010    2015    2020    2025    2030
2.5     2.8     3.0     3.3     3.7     4.1     4.6     4.9     5.3     5.7     6.1     6.5     6.9     7.3     7.7     8.0     8.3


To maintain this growth pace, many emerging nations are making massive investments in their physical infrastructure - highways, seaports, airports, power plants and more. It's a similar course that the United States, Western Europe and Japan followed many years ago to support their economic expansion. Economic opportunity is attracting millions of people to the big cities in China, India and

 U.S. GLOBAL ACCOLADE FUNDS


other emerging markets, magnifying the need for additional infrastructure. The chart above shows the urbanization trend - soon more than half of the world's population will live in cities.

We have identified the infrastructure build-out as a global "megatrend," and we will seek out investment opportunities in companies that stand to benefit from this long-term growth theme. Global infrastructure is the intersection of U.S. Global Investors' expertise in emerging markets and natural resources.

On October 1, 2007, U.S. Global Investors took over direct management of the U.S. Global Accolade MegaTrends Fund (MEGAX), which was renamed the Global MegaTrends Fund to reflect the broadening of its investment strategy. The fund, whose investment objective and ticker symbol will remain the same, will invest primarily in equities that stand to benefit from dominant trends, both established and emerging, within the global economy.

U.S. Global Investors has identified investment in global infrastructure in emerging markets as such an opportunity, and thus it is currently a significant focus of the Global MegaTrends Fund. The infrastructure theme will extend to the United States and other developed nations as they address their needs to repair and replace aging roads, bridges, water systems and more.

A 2005 study by the American Society of Civil Engineers estimated that $1.6 trillion was needed over a five-year period to address current needs. Warren Buffett is among the investors who have spotted this opportunity, and he has been making investments in pipelines, utilities and railroads for several years.

TOTAL ANNUALIZED RETURNS AS OF 9/30/07

FUND/TICKER                        ONE-YEAR          THREE-YEAR          FIVE-YEAR        TEN-YEAR          GROSS
                                                                                                           EXPENSE
                                                                                                            RATIO
Global MegaTrends Fund (MEGAX)     22.34%              13.45%             16.97%            5.65%           2.61%

Holmes Growth Fund (ACBGX)         31.87%              18.43%             15.72%            7.64%           1.74%

S&P MidCap 400 Index               18.75%              15.65%             18.17%           11.59%            n/a

Gross expense ratio as stated in the most recent prospectus. Performance data quoted above is historical. Past performance is no guarantee of future results. Results reflect the reinvestment of dividends and other earnings. Current performance may be higher or lower than the performance data quoted.
The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance does not include the effect of any fees described in the fund's prospectus (e.g., short-term trading fees) which, if applicable, would lower your total returns. Obtain performance data current to the most recent month-end at www.usfunds.com or 1-800-US-FUNDS, option 5. High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

 U.S. GLOBAL ACCOLADE FUNDS


The Holmes Growth Fund (ACBGX) strongly outperformed the S&P MidCap 400 Index for the fiscal year ending October 31, 2007, after trailing the index earlier in the year. For the fiscal year ending October 31, 2007, the fund had a total return of 35.1 percent, more than 18 percentage points better than its benchmark.

The Holmes Growth Fund invests in companies of all sizes. The fund's managers use rigorous quantitative analysis to choose investments. In general, they are looking for companies with strong revenue and earnings growth and a high return on equity.

We're proud of our funds' success in the past year. Part of the credit goes to the wind hitting our sail, as natural resources and emerging markets continued to see strong performance. We also share in the credit in our role as active managers by positioning our funds to benefit from market conditions.

As I said earlier, we firmly believe that the secular bull market in emerging markets and resources remains intact, though both of those sectors are subject to bouts of short-term volatility. At U.S. Global Investors, we consistently advise investors to be mindful of the inherent volatility of these markets as a way to manage their expectations and make their best decisions.

And as always, we urge investors to not give into the temptation to chase performance. We frequently suggest that investors consider a portfolio allocation model similar to the one recommended by Roger Gibson in his best-selling book "Asset Allocation: Balancing Financial Risk." Gibson's model calls for allocating 25 percent of assets in each of four categories: domestic stocks, international stocks, fixed income securities and hard assets. Once investors determine how much exposure they want to those asset classes, we suggest that they rebalance their portfolios quarterly or annually to maintain that desired exposure.

 U.S. GLOBAL ACCOLADE FUNDS


U.S. Global Investors strives to deliver superior market returns and works hard to be a source of useful information for its shareholders on macro and micro factors that shape market cycles and global trends.

Our ongoing series of webcasts makes our research and analysis available to you, the investment team offers insights on the "Frank Talk" blog on our website, and our weekly Investor Alert details and analyzes key markets and sectors. I encourage you to visit www.usfunds.com to sign up for the Investor Alert and to take advantage of the wealth of other educational material we generate.

Thank you again for choosing U.S. Global Investors, and we look forward to continuing this relationship in the years to come.

Sincerely,

/s/ Frank Holmes

Frank Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully the fund's investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. Distributed by U.S. Global Brokerage, Inc.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks. Gold funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in gold or gold stocks.

 U.S. GLOBAL ACCOLADE FUNDS

Diversification does not protect an investor from market risks and does not assure a profit.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor. This communication may include certain "forward-looking statements" including but not limited to statements relating to market conditions. These statements involve certain risks and uncertainties. There can be no assurance that such statements will prove accurate and actual results and future events could differ materially from those anticipated in such statements.

The S&P MidCap 400 Index is a capitalization-weighted index of 400 common stocks representing the mid-cap sector of the U.S. stock market.

 HOLMES GROWTH FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Holmes Growth Fund focuses on companies that have good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

PERFORMANCE

 HOLMES GROWTH FUND

                        [Holmes Growth Fund Graph]

                   Holmes Growth       S&P 500       S&P MidCap
         Date           Fund            Index        400 Index
         ----      -------------       -------      ------------

      10/31/1997    $ 10,000.00     $ 10,000.00     $ 10,000.00
      11/28/1997      10,003.08       10,462.54       10,148.16
      12/31/1997       9,910.40       10,642.09       10,541.80
       1/30/1998       9,978.36       10,759.69       10,341.06
       2/27/1998      10,725.97       11,535.27       11,197.50
       3/31/1998      11,177.00       12,125.50       11,702.29
       4/30/1998      11,288.73       12,247.43       11,915.79
       5/29/1998      10,684.42       12,037.21       11,380.07
       6/30/1998      11,450.71       12,525.79       11,451.69
       7/31/1998      11,126.75       12,392.75       11,008.19
       8/31/1998       9,444.66       10,602.86        8,960.71
       9/30/1998      10,167.34       11,282.12        9,797.04
      10/30/1998      10,080.12       12,199.00       10,671.52
      11/30/1998      11,027.07       12,938.06       11,204.08
      12/31/1998      12,600.35       13,683.12       12,556.73
       1/29/1999      13,502.22       14,255.09       12,068.08
       2/26/1999      12,239.61       13,812.12       11,436.41
       3/31/1999      13,334.73       14,364.58       11,755.90
       4/30/1999      13,257.43       14,920.84       12,682.72
       5/28/1999      13,141.47       14,569.00       12,737.81
       6/30/1999      14,352.55       15,376.90       13,419.44
       7/30/1999      14,146.41       14,897.23       13,134.53
       8/31/1999      14,713.30       14,823.48       12,684.43
       9/30/1999      14,983.86       14,417.61       12,293.33
      10/29/1999      16,214.26       15,329.57       12,919.31
      11/30/1999      18,069.53       15,641.17       13,597.35
      12/31/1999      22,862.80       16,561.83       14,404.79
       1/31/2000      23,219.10       15,729.82       13,999.34
       2/29/2000      31,013.23       15,432.38       14,978.51
       3/31/2000      29,446.98       16,941.13       16,231.43
       4/28/2000      26,381.29       16,431.63       15,664.41
       5/31/2000      23,070.64       16,095.34       15,468.77
       6/30/2000      24,198.93       16,492.21       15,696.26
       7/31/2000      22,046.27       16,234.60       15,944.43
       8/31/2000      25,134.23       17,242.43       17,723.63
       9/29/2000      23,241.37       16,332.38       17,602.31
      10/31/2000      21,534.08       16,263.10       17,005.06
      11/30/2000      18,657.34       14,981.86       15,722.35
      12/29/2000      18,924.86       15,055.36       16,924.85
       1/31/2001      18,389.81       15,589.19       17,301.46
       2/28/2001      15,892.92       14,168.65       16,314.66
       3/30/2001      14,495.85       13,271.56       15,102.50
       4/30/2001      14,634.57       14,302.08       16,767.94
       5/31/2001      14,545.39       14,398.03       17,158.32
       6/30/2001      14,158.97       14,047.72       17,089.08
       7/31/2001      13,713.09       13,909.38       16,834.38
       8/31/2001      13,296.95       13,039.50       16,284.04
       9/30/2001      12,722.26       11,986.62       14,259.05
      10/31/2001      12,801.53       12,215.32       14,889.77
      11/30/2001      13,197.86       13,152.08       15,997.14
      12/31/2001      13,762.64       13,267.37       16,823.30
       1/31/2002      13,812.18       13,073.86       16,735.87
       2/28/2002      13,633.83       12,821.67       16,756.27
       3/31/2002      14,139.15       13,303.89       17,953.89
       4/30/2002      14,634.57       12,497.60       17,869.92
       5/31/2002      14,386.86       12,405.53       17,567.91
       6/30/2002      13,425.75       11,521.77       16,281.94
       7/31/2002      11,761.16       10,623.71       14,704.22
       8/31/2002      11,285.56       10,693.45       14,777.74
       9/30/2002      11,176.57        9,531.29       13,589.61
      10/31/2002      11,483.73       10,370.20       14,178.04
      11/30/2002      12,335.84       10,980.58       14,997.53
      12/31/2002      11,077.49       10,335.49       14,381.14
       1/31/2003      11,295.47       10,064.75       13,961.21
       2/28/2003      11,176.57        9,913.73       13,628.93
       3/31/2003      10,671.24       10,009.99       13,743.41
       4/30/2003      10,809.96       10,834.51       14,739.81
       5/31/2003      11,364.83       11,405.35       15,960.27
       6/30/2003      11,414.37       11,550.84       16,164.56
       7/31/2003      11,741.34       11,754.50       16,738.40
       8/31/2003      12,187.22       11,983.75       17,496.65
       9/30/2003      12,088.13       11,856.48       17,228.95
      10/31/2003      13,425.75       12,527.20       18,531.46
      11/30/2003      13,574.38       12,637.41       19,176.87
      12/31/2003      13,485.20       13,300.18       19,500.20
       1/31/2004      13,871.63       13,544.31       19,922.57
       2/29/2004      13,891.44       13,732.56       20,401.05
       3/31/2004      13,911.26       13,525.39       20,487.41
       4/30/2004      13,594.19       13,313.07       19,815.40
       5/31/2004      13,822.09       13,495.76       20,225.92
       6/30/2004      14,238.23       13,758.19       20,685.85
       7/31/2004      13,495.11       13,302.83       19,720.96
       8/31/2004      13,237.50       13,356.64       19,668.92
       9/30/2004      13,970.71       13,501.31       20,251.35
      10/31/2004      14,248.14       13,707.88       20,575.38
      11/30/2004      15,298.42       14,261.68       21,799.61
      12/31/2004      15,714.57       14,746.58       22,713.01
       1/31/2005      14,991.27       14,386.76       22,133.83
       2/28/2005      15,774.02       14,688.88       22,875.32
       3/31/2005      15,338.06       14,428.89       22,623.69
       4/30/2005      14,585.03       14,154.74       21,743.63
       5/31/2005      15,288.52       14,604.86       23,052.33
       6/30/2005      15,813.66       14,625.31       23,586.66
       7/31/2005      16,715.31       15,169.37       24,825.22
       8/31/2005      16,913.48       15,031.33       24,548.34
       9/30/2005      17,349.44       15,153.08       24,736.95
      10/31/2005      16,408.15       14,900.02       24,205.13
      11/30/2005      17,032.38       15,463.25       25,388.76
      12/31/2005      17,240.45       15,467.88       25,563.94
       1/31/2006      18,786.15       15,877.78       27,069.66
       2/28/2006      18,419.54       15,920.65       26,842.27
       3/31/2006      19,182.48       16,118.07       27,513.33
       4/30/2006      19,549.09       16,334.05       27,900.22
       5/31/2006      18,508.71       15,863.63       26,642.68
       6/30/2006      18,379.91       15,885.84       26,647.71
       7/31/2006      17,716.05       15,984.33       25,887.96
       8/31/2006      17,725.96       16,364.76       26,183.16
       9/30/2006      17,597.15       16,786.97       26,359.24
      10/31/2006      18,171.83       17,334.23       27,454.65
      11/30/2006      18,667.25       17,663.58       28,338.03
      12/31/2006      18,330.36       17,910.87       28,200.45
       1/31/2007      18,974.40       18,181.32       29,225.09
       2/28/2007      18,736.61       17,824.97       29,439.19
        03/31/07      19,103.21       18,024.61       29,835.32
        04/30/07      20,044.50       18,823.10       30,742.97
       5/31/2007      21,263.22       19,479.93       32,282.00
        06/30/07      21,431.66       19,156.31       31,577.25
        07/31/07      21,183.96       18,562.37       30,218.58
        08/31/07      21,094.78       18,840.62       30,495.92
        09/30/07      23,205.25       19,545.24       31,302.14
        10/31/07      24,552.78       19,856.14       32,125.89


                                                        For the Years Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2007

                                           One Year   Five Year   Ten Year
  Holmes Growth Fund                        35.11%     16.40%       9.39%
  ------------------------------------------------------------------------
  S&P 500 Index                             14.56%     13.87%       7.10%
  ------------------------------------------------------------------------
  S&P MidCap 400 Index                      17.01%     17.76%      12.37%
  ------------------------------------------------------------------------

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in small- and mid-cap stocks may be more risky and more volatile than investing in large-cap stocks.
  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 HOLMES GROWTH FUND


YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

After holding interest rates steady for more than a year, the Federal Reserve cut interest rates on September 18 and again on October 31, primarily in response to financial market turmoil related to subprime mortgages and the potential impact on the economy. The fed funds rate stands at 4.50 percent as of the end of October 2007, down from 5.25 percent a year ago. The subprime mortgage crisis was the most significant news story over the past year. It began in the summer and continued in various forms through October.

Strong worldwide economic growth remained the dominant theme in the equity markets during the past year. U.S. growth was sluggish during the fourth quarter of 2006 and the first quarter of 2007, but it ramped up to near an annual rate of 4 percent in the second and third quarters of 2007. Even as the U.S. housing market served as an anchor on economic growth, exports grew sharply and acted as a counterbalance. The growth in exports was facilitated by a weak U.S. dollar, which fell more than 10 percent over the past year.

Oil prices averaged $67 a barrel over the past year, but a strong late-year rally lifted prices to nearly $95 per barrel at the end of October. High energy and commodity prices continued to fuel inflation concerns, which the Fed acknowledged at its October 31 meeting by issuing a "balanced" risk assessment between inflation and growth.

The 10-year U.S. Treasury note yield bounced within a relatively contained trading range centered around the 4.60 percent level during the first six months of the period. Yields spiked sharply higher in June, surging past
5.25 percent, only to fall just as abruptly. They hit 4.32 percent in September after a dramatic shift in Fed expectations shortly before a 50 basis point rate cut on September 18, ending at 4.47 percent at the end of October.

Stock market performance was generally strong over this period, with the S&P MidCap 400 Index rising 17.01 percent. Cyclical stocks generally outperformed, with energy, materials and industrials among the top performers. The financial and consumer discretion sectors underperformed as subprime mortgage woes and concerns about a slowing economy negatively impacted these groups.

 HOLMES GROWTH FUND


INVESTMENT HIGHLIGHTS

STRENGTHS

  * The fund's macro sector selections relative to the benchmark proved to be well founded. The fund overweighted the three best performing sectors (energy, materials and communications) and at the same time underweighted the worst performers (financials, consumer discretion and utilities).

  * One of the themes for the fund during the past year was the long-term secular bull market in commodities. The fund approached this theme in several ways, but its focus on agricultural commodities was a significant driver of performance. The Fund participated in this theme through fertilizer companies such as The Mosaic Co.,(1) Potash Corporation of Saskatchewan, Inc.,(2) Bunge Ltd.(3) and Terra Industries, Inc.,(4) which were all positive contributors within this theme.

  * Other fund holdings that positively contributed to performance were Precision Castparts Corp.,(5) McDermott International, Inc.,(6) Dryships, Inc.(7) and Focus Media Holding Ltd.(8)

WEAKNESSES

  * During most of the period the fund was underweight the industrial and consumer staples sectors, which both outperformed.

  * While the fund was underweight the consumer discretion sector, the exposure still hurt portfolio returns. AnnTaylor Stores Corp,(9) Gymboree Corp.,(9) Volcom, Inc.,(10) and American Eagle Outfitters(9) all turned in negative performance.

  * Other fund holdings that negatively impacted performance were Akamai Technologies, Inc.,(9) Illumina Inc.,(11) OM Group Inc.(9) and SiRF Technology Holdings. Inc.(9)

 HOLMES GROWTH FUND


      SECTOR WEIGHTINGS--HOLMES GROWTH FUND AND S&P MIDCAP 400 INDEX
                        (AT OCTOBER 31, 2007 IN %)

  -----------------------------------------------------------------------
                             HOLMES GROWTH    S&P MIDCAP 400       OVER
                                 FUND              INDEX         (UNDER)
  SECTORS                      % WEIGHTS         % WEIGHTS       % WEIGHT
  -----------------------------------------------------------------------
  Technology                      19.8              15.9            3.9
  -----------------------------------------------------------------------
  Industrials                     13.9              14.7           (0.8)
  -----------------------------------------------------------------------
  Energy                          13.3               9.5            3.8
  -----------------------------------------------------------------------
  Materials                       12.7               7.9            4.8
  -----------------------------------------------------------------------
  Financials                       9.3              13.9           (4.6)
  -----------------------------------------------------------------------
  Healthcare                       8.5              12.1           (3.6)
  -----------------------------------------------------------------------
  Consumer Discretion              6.4              14.1           (7.7)
  -----------------------------------------------------------------------
  Communications                   4.9               1.0            3.9
  -----------------------------------------------------------------------
  Consumer Staples                 3.3               3.2            0.1
  -----------------------------------------------------------------------
  Utilities                        0.7               7.7           (7.0)
  -----------------------------------------------------------------------
  Other                            1.7               0.0            1.7
  -----------------------------------------------------------------------
  Cash Equivalent                  5.5               0.0            5.5
  -----------------------------------------------------------------------
      TOTAL                      100.0             100.0            0.0
  =======================================================================

The top-down themes that we have focused on over the past year have been the secular bull market for commodities, the global infrastructure build-out and a weaker U.S. dollar. These macro themes have worked out very well over the past year, as the fund was overweight sectors leveraged to these themes. Traditional financials, such as banks and thrifts, do not typically meet the growth and return-on-equity metrics that we use in our models, which helped the fund avoid much of the subprime-related underperformance. The fund also shifted toward larger capitalization equities and added more international names than in the recent past. This shift was driven by growth prospects and valuation trends within the global financial markets.

FUND METRICS

At October 31, 2007, the average revenue growth in the last quarter for the stocks in the fund was 43 percent, compared to 15 percent for the stocks in the S&P MidCap 400 Index. The high relative growth also applies to earnings of the stocks in the fund, which on average grew 83 percent year-over-year in the latest quarter, as compared to 9 percent for the S&P MidCap 400 Index. Despite these higher growth rates, the price-to-projected-earnings-per-share growth rate (PEG ratio) is lower than that of the S&P MidCap 400 Index (1.3x for the fund compared to 1.4x for the

 HOLMES GROWTH FUND


index). The median market capitalization of the fund's stock investments is $7.8 billion, compared to $2.9 billion for the midcap index.

AVERAGE YEAR-OVER-YEAR FUND METRICS, QUARTER ENDED 10-31-07

  ------------------------------------------------------------------------------
                                                                       MEDIAN
                                            RETURN ON    P/E TO        MARKET
                         REVENUE  EARNINGS  EQUITY -     GROWTH     CAPITALIZA-
                         GROWTH    GROWTH      ROE     RATIO - PEG      TION
  ------------------------------------------------------------------------------
  Holmes Growth Fund       43%      83%        26%        1.3x      $7.8 Billion
  ------------------------------------------------------------------------------
  S&P MidCap 400 Index     15%       9%        14%        1.4x      $2.9 Billion
  ------------------------------------------------------------------------------

The fund returned 35.11 percent for the 12-month period, compared to a total return of 17.01 percent for the S&P MidCap 400 Index and 14.56 percent for the S&P 500 Index.

CURRENT OUTLOOK

OPPORTUNITIES

  * Fed rate cuts have historically been good for the market. We are now in an easing cycle with more interest rate cuts likely.

  * The key macro themes that the fund has invested in over the past year appear to remain intact. Long-term supply/demand fundamentals remain supportive of higher energy and commodity prices, a global infrastructure build-out remains under way, and the U.S. dollar will likely remain under pressure.

  * 2008 will be the fourth year of the presidential election cycle, which has historically been the second best year in the cycle.

THREATS

  * The economic expansion appears to be at an advanced stage and may be vulnerable to a pullback in activity.

  * The extent of the subprime mortgage crisis and the impact on the economy remains unknown. This will be an overhang on the market until the issue has more clarity.

  * Earnings are also at risk as subprime write-downs take their toll, and a potentially slowing economy places stock buybacks in jeopardy. This scenario would leave the market looking for new catalysts to move higher.

 HOLMES GROWTH FUND


 (1) This security comprised 2.32% of the fund's total net assets as of October 31, 2007.

 (2) This security comprised 1.60% of the fund's total net assets as of October 31, 2007.

 (3) This security comprised 1.67% of the fund's total net assets as of October 31, 2007.

 (4) This security comprised 1.34% of the fund's total net assets as of October 31, 2007.

 (5) This security comprised 2.72% of the fund's total net assets as of October 31, 2007.

 (6) This security comprised 2.22% of the fund's total net assets as of October 31, 2007.

 (7) This security comprised 1.37% of the fund's total net assets as of October 31, 2007.

 (8) This security comprised 1.80% of the fund's total net assets as of October 31, 2007.

 (9) The fund did not hold this security as of October 31, 2007.

(10) This security comprised 0.64% of the fund's total net assets as of October 31, 2007.

(11) This security comprised 0.73% of the fund's total net assets as of October 31, 2007.

 HOLMES GROWTH FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           October 31, 2007

   APPLE, INC.                                                     2.77%
     COMPUTER SOFTWARE & HARDWARE
   ---------------------------------------------------------------------
   PRECISION CASTPARTS CORP.                                       2.73%
     MANUFACTURING
   ---------------------------------------------------------------------
   THE MOSAIC CO.                                                  2.33%
     CHEMICALS
   ---------------------------------------------------------------------
   SILVER WHEATON CORP.                                            2.24%
     METAL & MINERAL MINING
   ---------------------------------------------------------------------
   MCDERMOTT INTERNATIONAL, INC.                                   2.23%
     DIVERSIFIED OPERATIONS
   ---------------------------------------------------------------------
   GAMESTOP CORP.                                                  2.16%
     RETAIL
   ---------------------------------------------------------------------
   GENERAL CABLE CORP.                                             2.10%
     CABLE & WIRE PRODUCTS
   ---------------------------------------------------------------------
   YAMANA GOLD, INC.                                               2.07%
     GOLD MINING
   ---------------------------------------------------------------------
   GMP CAPITAL TRUST                                               2.06%
     FINANCIAL SERVICES
   ---------------------------------------------------------------------
   CISCO SYSTEMS, INC.                                             1.93%
     NETWORKING PRODUCTS
   ---------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         22.62%


 PORTFOLIO PROFILE                                         October 31, 2007

   Country Distribution*                                % of Investments
   ---------------------------------------------------------------------
     United States                                                77.25%
   ---------------------------------------------------------------------
     Canada                                                       16.24%
   ---------------------------------------------------------------------
     Netherlands                                                   1.60%
   ---------------------------------------------------------------------
     Other Foreign                                                 4.91%
   ---------------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different. American Depositary Receipts
     (ADRs) and Global Depositary Receipts (GDRs) are included as
     United States investments in accordance with the prospectus.

 GLOBAL MEGATRENDS FUND


MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global MegaTrends Fund focuses on companies that have good growth prospects and strong positive earnings momentum. Our primary objective is long-term capital appreciation.

Effective October 1, 2007, the MegaTrends Fund changed its name to the Global MegaTrends Fund and U.S. Global Investors, Inc. (USGI) assumed day-to-day management of the fund.

PERFORMANCE

 GLOBAL MEGATRENDS FUND

                   [Global MegaTrends Fund Graph]

                Global MegaTrends   S&P 500      Russell 1000
       Date          Fund            Index      Growth Index(R)
       ----     -----------------   -------     ---------------

    10/31/1997    $ 10,000.00     $ 10,000.00     $ 10,000.00
    11/28/1997      10,035.97       10,462.54       10,424.61
    12/31/1997       9,986.33       10,642.09       10,541.30
     1/30/1998      10,028.43       10,759.69       10,856.55
     2/27/1998      10,584.16       11,535.27       11,673.39
     3/31/1998      11,038.85       12,125.50       12,138.63
     4/30/1998      11,215.68       12,247.43       12,306.64
     5/29/1998      10,760.99       12,037.21       11,957.48
     6/30/1998      10,777.83       12,525.79       12,689.70
     7/31/1998      10,036.85       12,392.75       12,605.69
     8/31/1998       8,554.90       10,602.86       10,713.89
     9/30/1998       9,060.11       11,282.12       11,536.84
    10/30/1998       9,556.90       12,199.00       12,464.26
    11/30/1998       9,910.55       12,938.06       13,412.15
    12/31/1998      10,213.85       13,683.12       14,621.51
     1/29/1999      10,414.31       14,255.09       15,480.21
     2/26/1999      10,033.42       13,812.12       14,773.03
     3/31/1999      10,514.55       14,364.58       15,551.07
     4/30/1999      10,855.34       14,920.84       15,570.93
     5/28/1999      10,664.90       14,569.00       15,092.25
     6/30/1999      11,075.86       15,376.90       16,149.50
     7/30/1999      11,035.76       14,897.23       15,636.30
     8/31/1999      11,085.88       14,823.48       15,891.68
     9/30/1999      10,624.80       14,417.61       15,557.79
    10/29/1999      10,785.18       15,329.57       16,732.95
    11/30/1999      11,005.69       15,641.17       17,635.63
    12/31/1999      11,974.37       16,561.83       19,470.00
     1/31/2000      11,375.65       15,729.82       18,556.94
     2/29/2000      11,475.43       15,432.38       19,464.20
     3/31/2000      12,839.18       16,941.13       20,857.16
     4/28/2000      12,794.83       16,431.63       19,864.67
     5/31/2000      13,060.93       16,095.34       18,864.55
     6/30/2000      12,550.91       16,492.21       20,294.17
     7/31/2000      12,916.79       16,234.60       19,448.01
     8/31/2000      13,925.74       17,242.43       21,209.07
     9/29/2000      13,692.91       16,332.38       19,202.71
    10/31/2000      13,715.08       16,263.10       18,294.23
    11/30/2000      13,002.57       14,981.86       15,597.51
    12/29/2000      13,975.30       15,055.36       15,103.86
     1/31/2001      14,430.88       15,589.19       16,147.36
     2/28/2001      13,901.42       14,168.65       13,514.78
     3/30/2001      13,162.64       13,271.56       11,947.09
     4/30/2001      14,357.00       14,302.08       13,458.27
     5/31/2001      14,443.20       14,398.03       13,260.02
     6/30/2001      13,815.23       14,047.72       12,953.02
     7/31/2001      13,039.51       13,909.38       12,629.21
     8/31/2001      11,832.83       13,039.50       11,596.71
     9/30/2001      10,663.09       11,986.62       10,438.66
    10/31/2001      11,328.00       12,215.32       10,986.37
    11/30/2001      11,672.76       13,152.08       12,041.79
    12/31/2001      12,202.22       13,267.37       12,019.18
     1/31/2002      11,243.10       13,073.86       11,806.88
     2/28/2002      10,843.46       12,821.67       11,316.90
     3/31/2002      11,842.55       13,303.89       11,708.21
     4/30/2002      11,469.56       12,497.60       10,752.69
     5/31/2002      11,309.70       12,405.53       10,492.73
     6/30/2002      10,070.83       11,521.77        9,521.93
     7/31/2002       8,578.85       10,623.71        8,998.66
     8/31/2002       9,058.42       10,693.45        9,025.54
     9/30/2002       8,339.07        9,531.29        8,089.26
    10/31/2002       8,818.64       10,370.20        8,831.26
    11/30/2002       8,911.88       10,980.58        9,310.85
    12/31/2002       8,523.67       10,335.49        8,667.83
     1/31/2003       8,684.50       10,064.75        8,457.36
     2/28/2003       8,684.50        9,913.73        8,418.56
     3/31/2003       8,470.06       10,009.99        8,575.27
     4/30/2003       8,925.73       10,834.51        9,209.43
     5/31/2003       9,770.06       11,405.35        9,668.98
     6/30/2003       9,957.69       11,550.84        9,802.42
     7/31/2003      10,131.91       11,754.50       10,046.50
     8/31/2003      10,735.00       11,983.75       10,296.65
     9/30/2003      10,440.16       11,856.48       10,186.48
    10/31/2003      11,056.65       12,527.20       10,758.96
    11/30/2003      11,485.51       12,637.41       10,871.38
    12/31/2003      12,291.45       13,300.18       11,247.45
     1/31/2004      12,101.30       13,544.31       11,477.19
     2/29/2004      12,535.92       13,732.56       11,550.21
     3/31/2004      12,495.17       13,525.39       11,335.75
     4/30/2004      12,114.88       13,313.07       11,204.07
     5/31/2004      12,223.54       13,495.76       11,412.47
     6/30/2004      12,454.43       13,758.19       11,555.12
     7/31/2004      12,182.79       13,302.83       10,902.26
     8/31/2004      12,209.96       13,356.64       10,848.84
     9/30/2004      12,508.75       13,501.31       10,951.90
    10/31/2004      12,495.17       13,707.88       11,122.75
    11/30/2004      12,889.04       14,261.68       11,505.37
    12/31/2004      13,282.91       14,746.58       11,956.38
     1/31/2005      12,956.95       14,386.76       11,558.24
     2/28/2005      13,377.98       14,688.88       11,681.91
     3/31/2005      12,943.37       14,428.89       11,469.30
     4/30/2005      12,753.22       14,154.74       11,251.38
     5/31/2005      13,065.60       14,604.86       11,795.95
     6/30/2005      13,364.40       14,625.31       11,752.30
     7/31/2005      13,826.18       15,169.37       12,326.99
     8/31/2005      14,124.98       15,031.33       12,167.97
     9/30/2005      14,355.87       15,153.08       12,223.95
    10/31/2005      13,989.16       14,900.02       12,105.37
    11/30/2005      14,722.57       15,463.25       12,627.12
    12/31/2005      14,861.34       15,467.88       12,587.97
     1/31/2006      15,322.26       15,877.78       12,809.52
     2/28/2006      14,847.37       15,920.65       12,789.02
     3/31/2006      15,070.85       16,118.07       12,978.30
     4/30/2006      15,266.39       16,334.05       12,960.13
     5/31/2006      14,847.37       15,863.63       12,520.78
     6/30/2006      14,847.37       15,885.84       12,471.95
     7/31/2006      14,763.57       15,984.33       12,233.74
     8/31/2006      14,945.14       16,364.76       12,615.43
     9/30/2006      14,931.18       16,786.97       12,962.36
    10/31/2006      15,461.94       17,334.23       13,418.63
    11/30/2006      15,699.39       17,663.58       13,685.06
    12/31/2006      15,609.93       17,910.87       13,731.26
     1/31/2007      15,594.84       18,181.32       14,084.23
     2/28/2007      15,262.71       17,824.97       13,819.51
     3/31/2007      15,564.64       18,024.61       13,894.46
     4/30/2007      16,394.96       18,823.10       14,548.62
     5/31/2007      16,893.15       19,479.93       15,072.00
     6/30/2007      16,893.15       19,156.31       14,847.02
     7/31/2007      16,862.96       18,562.37       14,616.85
     8/31/2007      17,134.70       18,840.62       14,849.77
     9/30/2007      18,266.94       19,545.24       15,471.82
    10/31/2007      19,248.23       19,856.14       15,998.39


                                                        For the Years Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2007

                                           One Year   Five Year   Ten Year
  Global MegaTrends Fund                    24.49%     16.89%      6.76%
  ------------------------------------------------------------------------
  S&P 500 Index                             14.56%     13.87%      7.10%
  ------------------------------------------------------------------------
  Russell 1000 Growth Index(R)              19.23%     12.60%      4.80%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the indexes reflect no deduction for fees, expenses or taxes.

 GLOBAL MEGATRENDS FUND


YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The Federal Reserve changed from a holding pattern to an easing policy in the last 2 months of the fiscal year. Over the past 12 months, the fed funds rate was decreased two times from 5.25 percent to 4.50 percent. The purpose of this easing was to provide liquidity to a credit-starved market in the face of growing credit problems and a deteriorating housing market.

Strong worldwide economic growth remained the dominant theme in the equity markets in 2006 and 2007. Over the past twelve months, the story has changed as U.S. economic growth has reaccelerated, expanding at 3.90 percent in the third quarter.

Oil prices averaged $67 a barrel over the past year and finished at almost $95, an all-time high. The economy seemed to shrug off higher energy prices as old highs were surpassed.

The 10-year U.S. Treasury note yield followed a similar path, rising from the 4.60 percent area a year ago to approximately 5.25 percent in late June, only to fall back to the 4.47 percent level at the end of October. Inflation expectations were the primary driver of this rollercoaster action in yields.

Sector performance was generally positive as 8 of the 10 S&P sectors were positive over the last year. Energy and materials led the way while financials and consumer discretion stocks lagged.

INVESTMENT HIGHLIGHTS

STRENGTHS

  * Over the past year the fund was significantly overweight the energy and industrials sectors, which significantly contributed to the fund's outperformance.

  * The fund significantly underweighted the financial and consumer discretion sectors, which positively impacted performance relative to the benchmark.

  * Fund holdings that exhibited strong price performance were First Solar, Inc.,(1) PetroChina Co., Ltd.(2) and Schlumberger, Ltd.(3)

WEAKNESSES

  * The fund underweighted the technology sector which significantly outperformed, negatively impacting relative performance.

 GLOBAL MEGATRENDS FUND


  * The fund was moderately underweight the underperforming healthcare sector, but poor stock selection within this sector more than offset the correct macro positioning.

  * Fund holdings that negatively impacted fund performance were ConocoPhillips,(4) Toyota Motor Corp.(5) and Foster Wheeler Ltd.(4)

        SECTOR WEIGHTINGS--GLOBAL MEGATRENDS FUND AND S&P 500 INDEX
                        (AT OCTOBER 31, 2007 IN %)

  ------------------------------------------------------------------------
                          GLOBAL MEGATRENDS        S&P 500          OVER
                                FUND                INDEX         (UNDER)
  SECTORS                     % WEIGHTS           % WEIGHTS       % WEIGHT
  ------------------------------------------------------------------------
  Industrials                    24.3                11.6           12.7
  ------------------------------------------------------------------------
  Energy                         23.0                11.9           11.1
  ------------------------------------------------------------------------
  Technology                     10.1                17.3           (7.2)
  ------------------------------------------------------------------------
  Financial Services              8.7                18.5           (9.8)
  ------------------------------------------------------------------------
  Materials                       8.3                 3.3            5.0
  ------------------------------------------------------------------------
  Healthcare                      8.2                11.7           (3.5)
  ------------------------------------------------------------------------
  Utilities                       6.5                 3.4            3.1
  ------------------------------------------------------------------------
  Consumer Staples                2.4                 9.7           (7.3)
  ------------------------------------------------------------------------
  Consumer Discretion             2.0                 9.0           (7.0)
  ------------------------------------------------------------------------
  Telecommunications              0.0                 3.6           (3.6)
  ------------------------------------------------------------------------
  Cash Equivalent                 6.5                 0.0            6.5
  ------------------------------------------------------------------------
      TOTAL                     100.0               100.0            0.0
  ========================================================================

The portfolio was positioned to meet the challenges of high inflation and high energy prices, but remained exposed to global economic growth. Over the past year, the fund increased its portfolio weighting in industrials, while reducing exposure to the healthcare and consumer staples sectors. We see a continuation of the bull market in commodities driven by global growth, specifically emerging market growth.

CURRENT OUTLOOK

OPPORTUNITIES

  * The global infrastructure build-out appears to be the biggest investment opportunity over the next decade.

  * The long-term supply/demand fundamentals for the energy and commodities sectors remain positive.

 GLOBAL MEGATRENDS FUND


  * A continuation of the decline in the U.S. dollar appears likely, providing an investment opportunity in U.S.-based exporters and foreign-listed companies.

THREATS

  * The U.S. housing market is a threat to the continued economic expansion not only in the U.S. but around the world.

  * China has been a significant driver of worldwide economic growth. Constructive Chinese government policy that promotes peace and prosperity is essential to assuring continued global economic growth.

  * The Fed has already begun to cut interest rates but many other countries have been slow to act and many are still raising interest rates. This "global" central bank policy may be too slow in reacting to an economic slowdown.

The world is currently undergoing changes of historic proportions. The influence of these global megatrends is transforming supply/demand dynamics, global trade and other formerly slow evolving patterns. For example, by 2008, projections show that half of the global population - over 3 billion people - will live in urban areas. This will increase demand for roads, clean water and waste water treatment, energy generation, information technology, and fundamental social services on a scale never known before. By that time, the projected urban population will be larger than the world population was in 1965.

Globalization and the integration of economies through free trade is leading to economic prosperity among more people in further reaches than ever before. This wealth effect, combined with rapid urbanization, is further driving demand for basic services. Governments around the world are being challenged to find ways to stimulate growth, make way for growth, and to finance growth. Underlying these dynamics is the physical, digital, and intangible set of goods and services which we broadly categorize as "the global infrastructure."

Infrastructure is an essential element of a country's culture, economic vitality and global competitiveness. Worldwide infrastructure needs are estimated to be $30 trillion by 2030. The shocking bridge collapse in Minnesota has turned the nation's attention to the dilapidated state of our country's infrastructure and the need to invest for the next 50 years.


(1) This security comprised 2.60% of the fund's total net assets as of October 31, 2007.

(2) This security comprised 2.96% of the fund's total net assets as of October 31, 2007.

(3) This security comprised 4.47% of the fund's total net assets as of October 31, 2007.

(4) The fund did not hold this security as of October 31, 2007.

(5) This security comprised 1.94% of the fund's total net assets as of October 31, 2007.

 GLOBAL MEGATRENDS FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS           October 31, 2007

   SCHLUMBERGER LTD.                                               4.53%
     OIL & GAS EXTRACTION & SERVICES
   ---------------------------------------------------------------------
   BERKSHIRE HATHAWAY, INC.                                        4.04%
     HOLDING COMPANY
   ---------------------------------------------------------------------
   GENERAL ELECTRIC CO.                                            3.96%
     MANUFACTURING
   ---------------------------------------------------------------------
   FPL GROUP, INC.                                                 3.91%
     UTILITIES
   ---------------------------------------------------------------------
   PETROCHINA CO., LTD.                                            3.00%
     OIL & GAS EXTRACTION & SERVICES
   ---------------------------------------------------------------------
   NATIONAL OILWELL VARCO, INC.                                    2.93%
     OIL & GAS FIELD MACHINERY
   ---------------------------------------------------------------------
   ELI LILLY & CO.                                                 2.91%
     PHARMACEUTICALS
   ---------------------------------------------------------------------
   STREETTRACKS GOLD TRUST                                         2.88%
     EXCHANGE-TRADED FUND
   ---------------------------------------------------------------------
   GOLDMAN SACHS GROUP, INC.                                       2.84%
     FINANCIAL SERVICES
   ---------------------------------------------------------------------
   GOOGLE, INC.                                                    2.73%
     INTERNET SYSTEM
   ---------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         33.73%


 PORTFOLIO PROFILE                                         October 31, 2007

   Country Distribution*                                % of Investments
   ---------------------------------------------------------------------
     United States                                                83.90%
   ---------------------------------------------------------------------
     Switzerland                                                   4.22%
   ---------------------------------------------------------------------
     People's Republic of China                                    3.00%
   ---------------------------------------------------------------------
     Canada                                                        2.22%
   ---------------------------------------------------------------------
     Other Foreign                                                 6.66%
   ---------------------------------------------------------------------
   * Country distribution shown is based on domicile and the locale of company operations may be different.

 EASTERN EUROPEAN FUND


FUND MANAGERS' PERSPECTIVE

A Message from Stefan Bottcher and Andrew Wiles

INTRODUCTION

The investment objective of the Eastern European Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Eastern Europe,(1) including Turkey and several former Soviet republics. While the fund may invest in companies of any size, it will emphasize companies with large capitalization relative to the size of their local markets and with local brand-name recognition in their industry.

PERFORMANCE

 EASTERN EUROPEAN FUND

                       [Eastern European Fund Graph]


                     Eastern
                     European        S&P 500
       Date           Fund            Index
       ----         ---------        -------

     1/31/2005      30,543.43       14,386.76
     2/28/2005      34,277.61       14,688.88
     3/31/2005      30,622.25       14,428.89
     4/30/2005      28,454.65       14,154.74
     5/31/2005      29,449.78       14,604.86
     6/30/2005      31,055.77       14,625.31
     7/31/2005      34,188.94       15,169.37
     8/31/2005      37,144.75       15,031.33
     9/30/2005      41,371.57       15,153.08
    10/31/2005      38,061.06       14,900.02
    11/30/2005      41,164.66       15,463.25
    12/31/2005      42,528.55       15,467.88
     1/31/2006      49,268.52       15,877.78
     2/28/2006      50,614.36       15,920.65
     3/31/2006      49,193.15       16,118.07
     4/30/2006      54,027.41       16,334.05
     5/31/2006      45,500.17       15,863.63
     6/30/2006      44,326.59       15,885.84
     7/31/2006      46,975.21       15,984.33
     8/31/2006      48,277.98       16,364.76
     9/30/2006      46,447.64       16,786.97
    10/31/2006      49,871.46       17,334.23
    11/30/2006      53,241.44       17,663.58
    12/31/2006      56,472.48       17,910.87
     1/31/2007      55,752.29       18,181.32
     2/28/2007      54,709.26       17,824.97
     3/31/2007      58,595.78       18,024.61
     4/30/2007      59,899.57       18,823.10
     5/31/2007      58,769.62       19,479.93
     6/30/2007      62,767.89       19,156.31
     7/31/2007      65,822.47       18,562.37
     8/31/2007      63,152.82       18,840.62
     9/30/2007      68,554.21       19,545.24
    10/31/2007      74,179.11       19,856.14

                                                        For the Years Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2007

                                           One Year   Five Year   Ten Year
  Eastern European Fund                     48.74%     45.32%      22.17%
  ------------------------------------------------------------------------
  S&P 500 Index                             14.56%     13.87%       7.10%
  ------------------------------------------------------------------------
  Morgan Stanley Capital International
    Emerging Markets Europe 10/40 Index
  (Net Total Return)                        52.36%     46.75%        n/a

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.
  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
  The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital International Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents' weights in the parent index. The index commenced December 1998; it is not included in the graph as it had less than the full period of data. The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above.

 EASTERN EUROPEAN FUND


YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Global emerging markets were not short of economic and political developments to consider over the period under review. As the traditional engine of world growth, the U.S. economy was once again the center of attention. Concerns that U.S. growth may be faltering led to a sharp, but temporary, setback across all markets in February. These concerns reappeared later in the year as a downturn in the U.S. housing market developed into the subprime mortgage crisis that engulfed the financial sector and led to the virtual seizing up of the global credit market. Emerging markets suffered at first, but they rapidly recovered their poise and share prices were soon trending strongly higher again. Investors appeared to take the view that the financial systems of emerging market economies were relatively isolated, and that these economies have domestic activity strong enough to sustain economic growth despite difficulties in the U.S. economy.

At the same time, there were a number of specific developments of note in Europe. Controversy over the appointment of the next Turkish president led to early elections being called and the return of the incumbent administration of Prime Minister Erdogan with an enhanced mandate. The resolution of this issue allowed the stock market to refocus on Turkey's optimistic economic prospects, which contributed to some very sharp share price gains. The MSCI Turkey Index(2) rose 80 percent over the period under review. Military activity on the border between Turkey and Iraq failed to dent positive sentiment. In Russia, it became clearer that President Putin would most likely retain effective control of the country after he steps down from the presidency next year. This was taken positively by the market as the Russian economy and stock market has flourished under President Putin, albeit largely thanks to higher world energy prices. Against this backdrop, some remarks from President Putin in which he seemed to assert Russia's role on the world stage were largely taken in stride by the market. The fund's exposure in Russia was 61 percent of total investments at October 31, 2007. Elsewhere in Eastern Europe, economic growth provided a stable backdrop against which companies could prosper. One exception was Hungary, where the government's austerity program saw GDP growth rates falter. That said, the MSCI Hungary Index(3) still rose 47 percent over the 12 months as the markets took the view that some much needed reform was underway.

 EASTERN EUROPEAN FUND


INVESTMENT HIGHLIGHTS

As the fund is focused on a relatively few securities (typically it holds shares in 30 to 40 companies), the performance of an individual holding can have a significant impact on overall fund performance.

Over the 12 months under review, a number of companies held by the fund generated substantial returns. Many of these companies benefited from the region's strong growth in household expenditure, which we believe will continue for the foreseeable future. The Russian mobile telephone operators VimpelCom(4) and Mobile Telesystems(5) recorded share price appreciation of 151 percent and 88 percent, respectively. Another Russian mobile operator, Comstar United Telesystems,(6) also rose strongly over the period, leading the fund to sell its position at a healthy profit.

Other companies that gained from the growing wealth in eastern Europe included Wimm-Bill-Dann Foods,(7) the Russian dairy foods group (share price up 113 percent), and Central European Distribution Corp.,(8) the Poland-based alcoholic beverages company (up 110 percent).

The strength of consumer demand was also a key driver of earnings in the financial sector. This was reflected in the 148 percent share price rise achieved by Turkiye Garanti Bankasi a.s.(9) over the period under review. After the uncertainty surrounding the appointment of the next president, the Turkish economy returned to firing on all cylinders, with the banking sector the crucial intermediary in economic activity. Inflation and interest rates were both falling, suggesting that the economy will continue to grow strongly into next year. Sberbank RF,(10) Russia's leading bank, also generated a substantial return, with its share price up 91 percent over the 12 months under review. Most of these gains were achieved early in the period, with its share price coming under pressure in reaction to the turmoil in the world credit markets. Sberbank is exceptionally well-capitalised, with significant levels of customer deposits, and, in our opinion, is therefore well insulated from global developments. OTP Bank Nyrt.,(11) the Hungarian bank with a strong regional presence and a long-term holding in the fund, also continued to perform well. Its share price rose 53 percent.

Other areas that did well in the period under review included energy and materials, with prices continuing to climb. The Russian mining group JSC MMC Norilsk Nickel(12) saw a 111 percent rise and KazMunaiGas Exploration Production,(13) the Kazakhstan oil & gas company, was up 80 percent.

 EASTERN EUROPEAN FUND


Over the period, the fund increased its exposure to the real estate sector through such companies as Mirland Development Corp., plc(14) and RGI International Ltd.(15) in Russia. It also participated in the multibillion-dollar flotation of PIK Group,(16) Russia's leading residential developer. The sector subsequently came under downward pressure in the wake of the sub-prime crisis and global credit crunch. We believe the real estate industry is set to grow strongly and generate substantial returns over the immediate period ahead, given the dire need for modern housing both in Russia and across eastern Europe.

CURRENT OUTLOOK

The outlook for emerging market investment is especially uncertain. Although economic fundamentals across developing nations remain strong, there is considerable doubt about the health of the U.S. economy. Should it falter and demand for exports fall, there is a danger that other markets might also suffer. Emerging market economies have, however, become more balanced in recent years. Domestic demand has become an increasingly important component of overall GDP growth. This is one reason for the strong performance of emerging stock markets in the second half of 2007 and should serve to support share prices in the future.

Emerging markets in general also remain reasonably valued in comparison to their developed peers, despite the most recent share price strength. Estimates of earnings growth over future years remain impressive.

Stock markets themselves have also become more volatile over the period under review, reflecting the increasingly uncertain world outlook and a heightened risk awareness. This may create periods when share prices fall, but, in our opinion, this should not affect the medium-term upward trend. Indeed, for the Eastern European Fund, which uses a bottom-up, stock-picking approach, periodic volatility may well present opportunities that may enhance investment returns over the longer term.

 (1) Countries considered to be in the Eastern European region are as follows: Albania, Armenia, Azerbaijan , Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

 (2) The MSCI Turkey Index is a capitalization-weighted index that monitors the performance of stocks from the country of Turkey.

 (3) The MSCI Hungary Index is a capitalization-weighted index that monitors the performance of stocks from the country of Hungary.

 (4) This security comprised 3.32% of the fund's total net assets as of October 31, 2007.

 (5) This security comprised 7.44% of the fund's total net assets as of October 31, 2007.

 (6) The fund did not hold this security as of October 31, 2007.

 EASTERN EUROPEAN FUND


 (7) This security comprised 1.18% of the fund's total net assets as of October 31, 2007.

 (8) This security comprised 0.98% of the fund's total net assets as of October 31, 2007.

 (9) This security comprised 6.25% of the fund's total net assets as of October 31, 2007.

(10) This security comprised 9.38% of the fund's total net assets as of October 31, 2007.

(11) This security comprised 6.13% of the fund's total net assets as of October 31, 2007.

(12) This security comprised 4.89% of the fund's total net assets as of October 31, 2007.

(13) This security comprised 1.11% of the fund's total net assets as of October 31, 2007.

(14) This security comprised 1.08% of the fund's total net assets as of October 31, 2007.

(15) This security comprised 0.98% of the fund's total net assets as of October 31, 2007.

(16) This security comprised 2.06% of the fund's total net assets as of October 31, 2007.



 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                October 31, 2007

                     [Eastern European Fund Pie Chart]

Russian Federation             61.2%
Turkey                         15.0%
United States                   6.4%
Hungary                         6.3%
Poland                          3.7%
Cyprus                          2.1%
Other                           5.3%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 EASTERN EUROPEAN FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS            October 31, 2007

   OAO GAZPROM                                                    11.82%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   SBERBANK RF                                                     9.59%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   LUKOIL                                                          8.18%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   MOBILE TELESYSTEMS                                              7.60%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   TURKIYE GARANTI BANKASI A.S.                                    6.39%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   OTP BANK NYRT.                                                  6.27%
     DIVERSIFIED BANKS
   ---------------------------------------------------------------------
   JSC MMC NORILSK NICKEL                                          5.00%
     DIVERSIFIED METALS & MINING
   ---------------------------------------------------------------------
   HACI OMER SABANCI HOLDING A.S.                                  4.62%
     MULTI-SECTOR HOLDINGS
   ---------------------------------------------------------------------
   RAO UNIFIED ENERGY SYSTEMS OF RUSSIA                            4.02%
     ELECTRIC UTILITIES
   ----------------------------------------------------------------------
   SURGUTNEFTEGAZ                                                  3.86%
     OIL & GAS EXPLORATION & PRODUCTION
   ---------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         67.35%


 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS                October 31, 2007

   DIVERSIFIED BANKS                                              24.58%
   OIL & GAS - INTEGRATED                                         20.00%
   COMMUNICATIONS                                                 13.09%
   REAL ESTATE MANAGEMENT & DEVELOPMENT                            6.90%
   DIVERSIFIED METALS & MINING                                     6.61%

 GLOBAL EMERGING MARKETS FUND


FUND MANAGERS' PERSPECTIVE

A Message from Stefan Bottcher and Julian Mayo

INTRODUCTION

The investment objective of the Global Emerging Markets Fund is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in or with a significant business presence in emerging countries.(1) While the fund may invest in companies of any size, it will emphasize companies with large capitalizations relative to the size of their local markets and local brand-name recognition in their industry.

PERFORMANCE

 GLOBAL EMERGING MARKETS FUND


                     [Global Emerging Markets Fund Graph]

                                                     Morgan Stanley Capital
                                                     International Emerging
                   Global Emerging        S&P 500      Markets Free Total
         Date        Markets Fund          Index        Net Return Index
         ----      ---------------        -------    ----------------------

       4/30/2005       9,020.00           9,664.91         9,267.07
       5/31/2005       9,190.00           9,972.25         9,589.64
       6/30/2005       9,440.00           9,986.21         9,915.44
       7/31/2005      10,230.00          10,357.70        10,608.51
       8/31/2005      10,520.00          10,263.44        10,699.37
       9/30/2005      11,470.00          10,346.58        11,695.59
      10/31/2005      10,650.00          10,173.79        10,931.17
      11/30/2005      11,440.00          10,558.36        11,835.45
      12/31/2005      12,298.06          10,561.53        12,535.00
       1/31/2006      13,908.39          10,841.41        13,935.05
       2/28/2006      13,764.80          10,870.68        13,918.57
       3/31/2006      13,805.82          11,005.47        14,041.18
       4/30/2006      14,759.72          11,152.95        15,041.01
       5/31/2006      13,077.58          10,831.74        13,465.18
       6/30/2006      12,995.53          10,846.91        13,432.26
       7/31/2006      13,251.95          10,914.16        13,624.52
       8/31/2006      13,672.48          11,173.92        13,971.69
       9/30/2006      13,569.91          11,462.20        14,088.02
      10/31/2006      14,287.90          11,835.87        14,756.96
      11/30/2006      15,241.79          12,060.75        15,853.91
      12/31/2006      16,305.69          12,229.60        16,567.75
       1/31/2007      16,206.06          12,414.27        16,389.36
       2/28/2007      16,128.57          12,170.95        16,292.07
       3/31/2007      16,593.50          12,307.26        16,940.87
       4/30/2007      17,301.96          12,852.48        17,725.20
       5/31/2007      17,910.80          13,300.96        18,602.99
       6/30/2007      18,729.95          13,079.99        19,475.34
       7/31/2007      20,091.53          12,674.45        20,502.59
       8/31/2007      19,615.53          12,864.44        20,067.20
       9/30/2007      21,785.19          13,345.56        22,282.88
      10/31/2007      24,220.53          13,557.84        24,768.06

                                                      For the Periods Ended
 AVERAGE ANNUAL PERFORMANCE                                October 31, 2007

                                                     One Year   Inception
  Global Emerging Markets Fund (Inception 2/24/05)    69.52%     39.07%
  -----------------------------------------------------------------------
  S&P 500 Index                                       14.56%     12.02%
  -----------------------------------------------------------------------
  Morgan Stanley Capital International Emerging
    Markets Free Total Net Return Index               67.84%     40.23%

  Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Morgan Stanley Capital International Emerging Markets Free Total Net Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging market countries on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The returns for the indexes reflect no deduction for fees, expenses or taxes, except as noted above. The Adviser has agreed to limit the fund's total operating expenses to 2.50% through February 28, 2008.

 GLOBAL EMERGING MARKETS FUND


YEAR IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

Global emerging markets were not short of economic and political developments to consider over the period under review. As the traditional engine of world growth, the U.S. economy was once again the center of attention. Concerns that U.S. growth may be faltering led to a sharp, but temporary, setback across all markets in February. These concerns reappeared later in the year as a downturn in the U.S. housing market developed into the subprime mortgage crisis that engulfed the financial sector and led to the virtual seizing up of the global credit market. Emerging markets suffered at first, but they rapidly recovered their poise and share prices were soon trending strongly higher again. Investors appeared to take the view that the financial systems of emerging market economies were relatively isolated, and that these economies have domestic activity strong enough to sustain economic growth despite difficulties in the U.S. economy.

At the same time, there were a number of specific developments of note around the world. China's stock markets more than doubled in value, as the Chinese economy continued to race ahead and more people put their money into shares. Authorities took steps to calm both the economy and the stock markets by raising interest rates, letting the currency appreciate and making it easier to invest overseas, but none seemed to have much impact except to create more market volatility. India's stock market was also very strong over the past 12 months on the back of encouraging economic and corporate performance. Indian authorities took some steps to make stock market investment a little more difficult, but with limited impact. In Europe, there were two political developments of note. Controversy over a Turkish presidential candidate saw early elections being called and the return of the incumbent administration with an enhanced mandate. This allowed the stock market to refocus on optimistic economic prospects and contribute some very sharp share price gains. In Russia, it became clearer that President Putin would most likely remain in effective control of the country once he steps down from his position next year. This was seen as a positive by the market, as the Russian economy and stock market has flourished during his tenure, albeit largely due to higher world energy prices. Against this backdrop, periods of increased tension - including military activity on the Turkey-Iraq border and provocative remarks from President Putin - were largely taken in stride by the markets. The continued strength of commodity and energy prices was one factor underlying the impressive gains recorded by the Brazilian stock market, which more than doubled in value. This encouraged the already vibrant market in new share issues, revealing a number of interesting investment opportunities.

 GLOBAL EMERGING MARKETS FUND


INVESTMENT HIGHLIGHTS

As the fund is focused on a relatively few securities (typically the fund holds shares in 40 to 80 companies), the performance of an individual holding can have a significant impact on the performance of the fund as a whole.

The fund benefited from several of its companies with exposure to the booming Chinese economy over the period under review. Many of these companies saw their share prices more than double. The best performing stock was Chinese National Building Materials Co., Ltd.,(2) which recorded a 686 percent rise in its share price. As the name implies, this company designs, manufactures and supplies building materials, including cement and glass, to China's construction trade. Other companies keyed into the double-digit growth rates in China include forest products producer China Grand Forestry Resources Group Ltd.(3) (share price up 289 percent) and transport logistics group Shenzhen International Holdings Ltd.(4) (up 278 percent).

The fund found considerable success with mining companies whose growth has largely been driven by Chinese demand. European Minerals Corp.,(5) with operations in Kazakhstan, saw its share price rise 121 percent over the period under review and warrants on its shares rose 202 percent. Russian mining group JSC MMC Norilsk Nickel(6) recorded a 111 percent rise, while the Kazakhstan oil and gas company KazMunaiGas Exploration Production(7) was up 80 percent. Grupo Mexico SAB de C.V.,(8) the Mexican mining group with operations across Latin America, gained 159 percent. Lupatech S.A.,(9) a Brazilian company that supplies pipes, valves and other equipment to the oil and gas industry, saw its share price rise 145 percent.

India was another strong market. The share price of IFCI Ltd.,(10) a state-owned bank, more than doubled after it announced the strategic sale of a quarter of its business to an outside investor. Opto Circuits India Ltd.,(11) which sells optical equipment to the healthcare sector, recorded a 161 percent increase in its share price.

In eastern Europe, Turkiye Garanti Banka a.s.(12) was a standout performer, rising 148 percent. After the uncertainty surrounding the appointment of the next president, the Turkish economy again started firing on all cylinders and the banking sector is the crucial intermediary in all economic activity. Inflation and interest rates were both falling, suggesting that the economy will continue to grow strongly into 2008. Sberbank RF,(13) Russia's leading bank, also generated a substantial return, with its share price up 91 percent during the 12 months under review. Most of these gains were

 GLOBAL EMERGING MARKETS FUND


achieved early in the period, after which its share price came under pressure due to turmoil in the world credit markets. Sberbank is exceptionally well capitalised, with significant levels of customer deposits, and, in our opinion, is therefore well-insulated from global developments. OTP Bank Nyrt.,(14) the Hungarian bank with a strong regional presence and a long-term holding in the fund, also continued to perform well. Its share price climbed 53 percent.

Over the period, the fund increased its exposure to the real estate sector through such companies as Mirland Development Corp., plc(15) in Russia and Inpar S.A.(16) in Brazil. The sector subsequently came under downward pressure in the wake of the subprime crisis and global credit crunch. We believe that the real estate industry is set to grow strongly and generate substantial returns over the immediate period ahead, given the dire need for modern housing across emerging markets.

The fund's portfolio turnover rate was 125 percent for the reporting period. High turnover involves correspondingly greater commission expenses and transaction costs. High turnover may also result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders.

CURRENT OUTLOOK

The outlook for emerging market investment is uncertain. Although economic fundamentals across developing nations remain strong, there is considerable doubt about the health of the U.S. economy. Should the U.S. economy falter, there is a danger that other markets might also suffer as export demand falls. However, emerging market economies have become more balanced over recent years with domestic demand becoming an increasingly important component of overall GDP growth. This is one reason behind the strong performance of stock markets in emerging nations since August and should serve to support share prices in the future.

Emerging markets in general also remain reasonably valued in comparison to their developed peers, despite rising share prices. Estimates of earnings growth for future years remain impressive.

Stock markets themselves were more volatile during the period under review, reflecting the increasingly uncertain world outlook and a heightened risk awareness. This may mean that there are periods when share prices fall, but this should not affect the medium-term upward trend. Indeed, for a fund such as the Global Emerging Markets Fund, which uses

 GLOBAL EMERGING MARKETS FUND


a bottom-up, stock-picking approach, bouts of volatility may well reveal opportunities that can enhance investment returns over the longer term.

 (1) Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index.

 (2) This security comprised 2.30% of the fund's total net assets as of October 31, 2007.

 (3) This security comprised 1.94% of the fund's total net assets as of October 31, 2007.

 (4) This security comprised 0.90% of the fund's total net assets as of October 31, 2007.

 (5) This security comprised 1.10% of the fund's total net assets as of October 31, 2007.

 (6) This security comprised 0.97% of the fund's total net assets as of October 31, 2007.

 (7) This security comprised 2.06% of the fund's total net assets as of October 31, 2007.

 (8) This security comprised 2.05% of the fund's total net assets as of October 31, 2007.

 (9) This security comprised 1.72% of the fund's total net assets as of October 31, 2007.

(10) This security comprised 2.49% of the fund's total net assets as of October 31, 2007.

(11) This security comprised 1.89% of the fund's total net assets as of October 31, 2007.

(12) This security comprised 2.13% of the fund's total net assets as of October 31, 2007.

(13) This security comprised 0.91% of the fund's total net assets as of October 31, 2007.

(14) This security comprised 1.22% of the fund's total net assets as of October 31, 2007.

(15) This security comprised 0.77% of the fund's total net assets as of October 31, 2007.

(16) This security comprised 0.88% of the fund's total net assets as of October 31, 2007.


 COUNTRY DISTRIBUTION*
 BASED ON TOTAL INVESTMENTS                                October 31, 2007

                  [Global Emerging Markets Fund Pie Chart]

Brazil                          14.1%
Korea, Republic Of              10.2%
People's Republic of China      10.1%
India                            9.4%
Russian Federation               9.3%
Hong Kong                        9.0%
Taiwan                           8.0%
Cayman Islands                   4.5%
United States                    4.4%
South Africa                     4.2%
Mexico                           3.8%
Other                           13.0%

* Country distribution shown is based on domicile and the locale of company operations may be different.

 GLOBAL EMERGING MARKETS FUND


 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS            October 31, 2007

   OAO GAZPROM                                                     4.82%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   METAGE SPECIAL EMERGING MARKETS FUND LTD.                       4.47%
     CLOSED-END FUNDS
   ---------------------------------------------------------------------
   COMPANHIA VALE DO RIO DOCE                                      3.56%
     STEEL
   ---------------------------------------------------------------------
   CHINA MOBILE LTD.                                               3.36%
     COMMUNICATIONS
   ---------------------------------------------------------------------
   WISTRON CORP.                                                   2.99%
     COMPUTER HARDWARE
   ---------------------------------------------------------------------
   SAMSUNG ELECTRONICS CO., LTD.                                   2.81%
     SEMICONDUCTORS
   ---------------------------------------------------------------------
   IFCI LTD.                                                       2.51%
     SPECIALIZED FINANCE
   ---------------------------------------------------------------------
   PETROLEO BRASILEIRO S.A.                                        2.40%
     OIL & GAS - INTEGRATED
   ---------------------------------------------------------------------
   SILICONWARE PRECISION INDUSTRIES CO.                            2.33%
     SEMICONDUCTORS
   ---------------------------------------------------------------------
   CHINA NATIONAL BUILDING MATERIAL CO., LTD.                      2.32%
     CONSTRUCTION MATERIALS
   ---------------------------------------------------------------------
   TOTAL TOP TEN HOLDINGS                                         31.57%


 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS                 October 31, 2007

   DIVERSIFIED BANKS                                              10.47%
   OIL & GAS - INTEGRATED                                          8.96%
   STEEL                                                           6.96%
   SEMICONDUCTORS                                                  6.25%
   CLOSED-END FUNDS                                                5.38%

 EXPENSE EXAMPLE                                           October 31, 2007


As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

* ACTUAL EXPENSES. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

* HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term traders fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

 EXPENSE EXAMPLE                                           October 31, 2007


  ----------------------------------------------------------------------
  SIX MONTHS ENDED OCTOBER 31, 2007
                              BEGINNING         ENDING        EXPENSES
                            ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING
                             MAY 1, 2007   OCTOBER 31, 2007    PERIOD*
  ----------------------------------------------------------------------
  HOLMES GROWTH FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,224.90        $ 9.48
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,016.69        $ 8.59
  ----------------------------------------------------------------------
  GLOBAL MEGATRENDS FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,174.00        $13.75
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,012.55        $12.73
  ----------------------------------------------------------------------
  EASTERN EUROPEAN FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,238.40        $10.89
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,015.48        $ 9.80
  ----------------------------------------------------------------------
  GLOBAL EMERGING MARKETS
    FUND
  Based on Actual Fund
    Return                    $1,000.00       $1,399.90        $15.12
  Based on Hypothetical 5%
    Yearly Return             $1,000.00       $1,012.60        $12.68
  ----------------------------------------------------------------------

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds' annualized six-month expense ratios (after reimbursements and offsets) for the six-month period ended October 31, 2007, were 1.69%, 2.51%, 1.93% and 2.50%, respectively, for the Holmes Growth, Global MegaTrends, Eastern European and Global Emerging Markets Funds. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, then divided by 365 days in the current fiscal year.

HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2007

COMMON STOCKS 91.34%                                        SHARES             VALUE

ADVERTISING 1.80%
------------------------------------------------------------------------------------
Focus Media Holding Ltd., ADR                               20,000       $ 1,240,000*

AEROSPACE/DEFENSE 1.07%
------------------------------------------------------------------------------------
Boeing Co.                                                   7,500           739,425

AGRICULTURE 1.67%
------------------------------------------------------------------------------------
Bunge Ltd.                                                  10,000         1,151,900

APPAREL 0.64%
------------------------------------------------------------------------------------
Volcom, Inc.                                                15,000           438,750*

BANKS 0.81%
------------------------------------------------------------------------------------
Credicorp Ltd.                                               7,500           557,475

CABLE & WIRE PRODUCTS 2.09%
------------------------------------------------------------------------------------
General Cable Corp.                                         20,000         1,439,800*

CABLE TV 1.33%
------------------------------------------------------------------------------------
Rogers Communications, Inc., Class B                        18,000           917,280

CHEMICALS 5.26%
------------------------------------------------------------------------------------
Potash Corporation of Saskatchewan, Inc.                     9,000         1,105,380
Terra Industries, Inc.                                      25,000           922,250*
The Mosaic Co.                                              22,875         1,596,675*
                                                                         -----------
                                                                           3,624,305

COMMERCIAL SERVICES 0.70%
------------------------------------------------------------------------------------
Wright Express Corp.                                        12,500           483,750*

COMMUNICATIONS 3.57%
------------------------------------------------------------------------------------
Active Control Technology, Inc.                             33,000            15,725*
Ciena Corp.                                                 25,000         1,196,500*
Millicom International Cellular S.A.                         5,000           587,400*
VimpelCom, Sponsored ADR                                    20,000           661,400
                                                                         -----------
                                                                           2,461,025

COMPUTER SOFTWARE & HARDWARE 10.16%
------------------------------------------------------------------------------------
Activision, Inc.                                            30,000           709,500*
Apple, Inc.                                                 10,000         1,899,500*
Oracle Corp.                                                25,000           554,250*
Research in Motion Ltd.                                     10,000         1,245,100*


See notes to portfolios of investments and notes to financial statements.

34


HOLMES GROWTH FUND


  PORTFOLIO OF INVESTMENTS                                          October 31, 2007


COMMON STOCKS                                               SHARES             VALUE

COMPUTER SOFTWARE & HARDWARE (CONT'D)
------------------------------------------------------------------------------------
Salesforce.com, Inc.                                        12,500       $   704,625*
VeriFone Holdings, Inc.                                     20,000           988,600*
Vocus, Inc.                                                 25,000           899,500*
                                                                         -----------
                                                                           7,001,075

CONSULTING SERVICES 0.24%
------------------------------------------------------------------------------------
CYBERplex, Inc.                                            270,000           162,969*

DIVERSIFIED OPERATIONS 2.22%
------------------------------------------------------------------------------------
McDermott International, Inc.                               25,000         1,526,500*

E-COMMERCE 1.35%
------------------------------------------------------------------------------------
Priceline.com, Inc.                                         10,000           931,000*

ELECTRONICS & COMPONENTS 3.00%
------------------------------------------------------------------------------------
EMC Corp.                                                   23,000           583,970*
Garmin Ltd.                                                  7,000           751,800
MEMC Electronic Materials, Inc.                             10,000           732,200*
                                                                         -----------
                                                                           2,067,970

ENGINEERING/RESEARCH & DEVELOPMENT 0.78%
------------------------------------------------------------------------------------
Aecom Technology Corp.                                      16,000           540,320*

FINANCIAL SERVICES 8.44%
------------------------------------------------------------------------------------
Charles Schwab Corp.                                        20,000           464,800
Dollar Financial Corp.                                      15,000           492,000*
Franklin Resources, Inc.                                     4,000           518,720
GFI Group, Inc.                                              7,500           647,400*
GMP Capital Trust                                           56,000         1,409,562
Goldman Sachs Group, Inc.                                    2,000           495,840
IntercontinentalExchange, Inc.                               7,000         1,247,400*
Jovian Capital Corp.                                       685,000           536,772*
                                                                         -----------
                                                                           5,812,494

FIREARMS & AMMUNITION 0.53%
------------------------------------------------------------------------------------
Smith & Wesson Holding Corp.                                30,000           362,700*

FOOD PRODUCTS 1.41%
------------------------------------------------------------------------------------
CoolBrands International, Inc.                             994,200           968,565*


See notes to portfolios of investments and notes to financial statements.

                                                                            35


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2007

COMMON STOCKS                                               SHARES             VALUE

GOLD MINING 3.67%
------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                         5,000       $   588,400
Peak Gold Ltd.                                              43,384            29,402*
Rangold Resources Ltd., ADR                                 16,500           593,010
Yamana Gold, Inc.                                           87,423         1,318,265
                                                                         -----------
                                                                           2,529,077

HOME FURNISHINGS 0.78%
------------------------------------------------------------------------------------
Tempur-Pedic International, Inc.                            15,000           540,000

INTERNET SYSTEM 1.54%
------------------------------------------------------------------------------------
Google, Inc., Class A                                        1,500         1,060,500*

MANUFACTURING 4.33%
------------------------------------------------------------------------------------
Actuant Corp., Class A                                       7,500           517,350
Precision Castparts Corp.                                   12,500         1,872,625
The Manitowoc Co., Inc.                                     12,000           591,120
                                                                         -----------
                                                                           2,981,095

MEDICAL - BIOMEDICAL 2.77%
------------------------------------------------------------------------------------
Celgene Corp.                                               10,000           660,000*
Illumina, Inc.                                               9,000           505,350*
Meridian Bioscience, Inc.                                   22,500           744,525
                                                                         -----------
                                                                           1,909,875

MEDICAL INFORMATION SYSTEMS 1.21%
------------------------------------------------------------------------------------
Phase Forward, Inc.                                         35,000           832,650*

MEDICAL PRODUCTS 4.46%
------------------------------------------------------------------------------------
Alcon, Inc.                                                  3,500           532,735
Henry Schein, Inc.                                          10,000           599,000*
Immucor, Inc.                                               20,000           645,000*
Stryker Corp.                                               10,000           710,000*
Thermo Fisher Scientific, Inc.                              10,000           588,100*
                                                                         -----------
                                                                           3,074,835

METAL & MINERAL MINING 2.76%
------------------------------------------------------------------------------------
Eastern Platinum Ltd.                                      204,000           632,943*
Silver Wheaton Corp.                                        75,000         1,267,741*
                                                                         -----------
                                                                           1,900,684

See notes to portfolios of investments and notes to financial statements.

36


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2007

COMMON STOCKS                                               SHARES             VALUE

NETWORKING PRODUCTS 1.92%
------------------------------------------------------------------------------------
Cisco Systems, Inc.                                         40,000       $ 1,322,400*

OIL & GAS DRILLING 3.88%
------------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                              5,000           566,150
GlobalSantaFe Corp.                                         10,000           810,300
Helmerich & Payne, Inc.                                     17,500           553,350
Noble Corp.                                                 14,000           741,300
                                                                         -----------
                                                                           2,671,100

OIL & GAS EXTRACTION & SERVICES 2.40%
------------------------------------------------------------------------------------
Core Laboratories N.V.                                       7,500         1,094,550*
GulfMark Offshore, Inc.                                     12,000           558,960*
                                                                         -----------
                                                                           1,653,510

OIL & GAS FIELD MACHINERY 3.90%
------------------------------------------------------------------------------------
Cameron International Corp.                                 10,000           973,600*
Flotek Industries, Inc.                                     12,000           609,600*
FMC Technologies, Inc.                                       8,500           515,355*
Weatherford International Ltd.                               9,000           584,190*
                                                                         -----------
                                                                           2,682,745

OIL & GAS REFINING & MARKETING 1.91%
------------------------------------------------------------------------------------
Frontier Oil Corp.                                          15,000           686,850
Holly Corp.                                                 10,000           628,000
                                                                         -----------
                                                                           1,314,850

OIL & GAS ROYALTY TRUSTS 1.13%
------------------------------------------------------------------------------------
Canadian Oil Sands Trust                                     5,000           183,724
San Juan Basin Royalty Trust                                16,000           592,800
                                                                         -----------
                                                                             776,524

PRINTING & PUBLISHING 0.69%
------------------------------------------------------------------------------------
VistaPrint Ltd.                                             10,000           475,700*

RETAIL 3.12%
------------------------------------------------------------------------------------
GameStop Corp., Class A                                     25,000         1,480,500*
Lululemon Athletica, Inc.                                   12,500           665,250*
                                                                         -----------
                                                                           2,145,750


See notes to portfolios of investments and notes to financial statements.

                                                                            37


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2007

COMMON STOCKS                                               SHARES             VALUE

SEMICONDUCTORS 1.71%
------------------------------------------------------------------------------------
NVIDIA Corp.                                                22,500       $   796,050*
Tessera Technologies, Inc.                                  10,000           381,900*
                                                                         -----------
                                                                           1,177,950

TRANSPORTATION 1.37%
------------------------------------------------------------------------------------
DryShips, Inc.                                               8,000           942,880

UTILITIES 0.72%
------------------------------------------------------------------------------------
Exelon Corp.                                                 6,000           496,680

------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                       62,916,108
------------------------------------------------------------------------------------
  (cost $43,803,288)

CLOSED-END FUND 0.24%

DPF India Opportunities Fund
  (cost $121,404)                                           15,000           161,699*

EXCHANGE-TRADED FUNDS 1.77%

iShares FTSE/Xinhua China 25 Index Fund                      5,000         1,092,550
iShares Silver Trust                                           900           129,240*

------------------------------------------------------------------------------------
TOTAL EXCHANGE-TRADED FUNDS                                                1,221,790
------------------------------------------------------------------------------------
  (cost $862,292)

WARRANTS 0.56%

GOLD MINING 0.16%
------------------------------------------------------------------------------------
Peak Gold Ltd., Warrants (April 2012)                       23,500             6,594*
Yamana Gold, Inc., Warrants (May 2008)                      16,500           100,466*
                                                                         -----------
                                                                             107,060

METAL & MINERAL MINING 0.40%
------------------------------------------------------------------------------------
Eastern Platinum Ltd., Warrants (April 2008)                 7,200             7,853*
Silver Wheaton Corp., Warrants (December 2010)              32,500           267,062*
                                                                         -----------
                                                                             274,915

------------------------------------------------------------------------------------
TOTAL WARRANTS                                                               381,975
------------------------------------------------------------------------------------
  (cost $89,925)


See notes to portfolios of investments and notes to financial statements.

38


HOLMES GROWTH FUND

  PORTFOLIO OF INVESTMENTS                                          October 31, 2007

PURCHASED OPTIONS 0.19%                                  CONTRACTS             VALUE

GOLD MINING 0.19%
------------------------------------------------------------------------------------
Goldcorp, Inc., Strike Price 30, Call, Expiration Jan.
  2009 (premium $46,640)                                        80       $    74,400
Goldcorp, Inc., Strike Price 35, Call, Expiration Jan.
  2009 (premium $35,105)                                        85            58,650

------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                      133,050
------------------------------------------------------------------------------------
  (cost $81,745)
------------------------------------------------------------------------------------
TOTAL SECURITIES                                                          64,814,622
------------------------------------------------------------------------------------
  (cost $44,958,654)
                                                        PRINCIPAL
REPURCHASE AGREEMENT 5.44%                                AMOUNT


Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/07, 4.55%, due 11/01/07, repurchase price
  $3,749,987, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $3,749,513)                                     $3,749,513         3,749,513

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.54%                                                  68,564,135
------------------------------------------------------------------------------------
  (cost $48,708,167)
Other assets and liabilities, net 0.46%                                      316,988
                                                                         -----------

NET ASSETS 100%                                                          $68,881,123
                                                                         -----------

See notes to portfolios of investments and notes to financial statements.

GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007


COMMON STOCKS 89.38%                                          SHARES             VALUE

AEROSPACE/DEFENSE 4.79%
--------------------------------------------------------------------------------------
Boeing Co.                                                     1,500       $   147,885
Northrop Grumman Corp.                                         3,900           326,118
Raytheon Company                                               5,900           375,299
                                                                           -----------
                                                                               849,302

AIRPORTS 1.68%
--------------------------------------------------------------------------------------
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR            5,000           298,200

AUTOMOBILE 1.94%
--------------------------------------------------------------------------------------
Toyota Motor Corp., Sponsored ADR                              3,000           343,320

CHEMICALS 2.10%
--------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                 3,800           371,830

CONSTRUCTION 1.13%
--------------------------------------------------------------------------------------
Chicago Bridge & Iron Co., N.V.                                4,000           200,000

ELECTRONICS & COMPONENTS 4.64%
--------------------------------------------------------------------------------------
Corning, Inc.                                                 17,600           427,152
Intel Corp.                                                   14,700           395,430
                                                                           -----------
                                                                               822,582

ENERGY 3.45%
--------------------------------------------------------------------------------------
Energy Conversion Devices, Inc.                                5,500           150,095*
First Solar, Inc.                                              2,900           460,549*
                                                                           -----------
                                                                               610,644

ENGINEERING/RESEARCH & DEVELOPMENT 3.67%
--------------------------------------------------------------------------------------
ABB Ltd., Sponsored ADR                                       10,000           302,200
Aecom Technology Corp.                                         6,000           202,620*
SNC-Lavalin Group, Inc.                                        2,800           145,048
                                                                           -----------
                                                                               649,868

FINANCIAL SERVICES 4.62%
--------------------------------------------------------------------------------------
American Express Co.                                           5,300           323,035
Goldman Sachs Group, Inc.                                      2,000           495,840
                                                                           -----------
                                                                               818,875

GOLD MINING 1.37%
--------------------------------------------------------------------------------------
Barrick Gold Corp.                                             5,500           242,715


See notes to portfolios of investments and notes to financial statements.

40


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007


COMMON STOCKS
                                                              SHARES             VALUE
HOLDING COMPANY 3.99%
--------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class B                                160       $   706,240*

INTERNET SYSTEM 2.69%
--------------------------------------------------------------------------------------
Google, Inc., Class A                                            675           477,225*

MACHINERY 2.45%
--------------------------------------------------------------------------------------
Deere & Co.                                                    2,800           433,720

MANUFACTURING 8.49%
--------------------------------------------------------------------------------------
Danaher Corp.                                                  5,200           445,484
General Electric Co.                                          16,800           691,488
ITT Corp.                                                      5,500           368,060
                                                                           -----------
                                                                             1,505,032

MEDICAL PRODUCTS 2.79%
--------------------------------------------------------------------------------------
Alkermes, Inc.                                                10,000           162,000*
Johnson & Johnson                                              5,100           332,367
                                                                           -----------
                                                                               494,367

METAL MINING 1.82%
--------------------------------------------------------------------------------------
BHP Billiton Ltd., Sponsored ADR                               3,700           322,862

NETWORKING PRODUCTS 2.61%
--------------------------------------------------------------------------------------
Cisco Systems, Inc.                                           14,000           462,840*

OIL & GAS - INTEGRATED 2.30%
--------------------------------------------------------------------------------------
Hess Corp.                                                     5,700           408,177

OIL & GAS DRILLING 1.35%
--------------------------------------------------------------------------------------
Transocean, Inc.                                               2,000           238,740*

OIL & GAS EXTRACTION & SERVICES 11.81%
--------------------------------------------------------------------------------------
Apache Corp.                                                   1,800           186,858
Baker Hughes, Inc.                                             3,800           329,536
Denbury Resources, Inc.                                        4,600           260,360*
PetroChina Co., Ltd., ADR                                      2,000           525,200
Schlumberger Ltd.                                              8,200           791,874
                                                                           -----------
                                                                             2,093,828

OIL & GAS FIELD MACHINERY 2.89%
--------------------------------------------------------------------------------------
National Oilwell Varco, Inc.                                   7,000           512,680*


See notes to portfolios of investments and notes to financial statements.

                                                                            41


GLOBAL MEGATRENDS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007


COMMON STOCKS
                                                              SHARES             VALUE
OIL & GAS REFINING & MARKETING 0.92%
--------------------------------------------------------------------------------------
Valero Energy Corp.                                            2,300       $   161,989

PHARMACEUTICALS 5.33%
--------------------------------------------------------------------------------------
Eli Lilly & Co.                                                9,400           509,010
Novartis AG, ADR                                               8,200           435,994
                                                                           -----------
                                                                               945,004

RETAIL 2.40%
--------------------------------------------------------------------------------------
CVS Caremark Corp.                                            10,200           426,054

TRANSPORTATION 1.72%
--------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                             3,500           305,025

UTILITIES 6.43%
--------------------------------------------------------------------------------------
Exelon Corp.                                                   5,500           455,290
FPL Group, Inc.                                               10,000           684,200
                                                                           -----------
                                                                             1,139,490

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         15,840,609
--------------------------------------------------------------------------------------
  (cost $11,433,944)

EXCHANGE-TRADED FUND 2.84%

streetTRACKS Gold Trust
  (cost $390,316)                                              6,400           503,168*

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            16,343,777
--------------------------------------------------------------------------------------
  (cost $11,824,260)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 6.43%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/07, 4.55%, due 11/01/07, repurchase price
  $1,139,775, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $1,139,631)     $1,139,631         1,139,631

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.65%                                                    17,483,408
--------------------------------------------------------------------------------------
  (cost $12,963,891)
Other assets and liabilities, net 1.35%                                        239,916
                                                                           -----------

NET ASSETS 100%                                                            $17,723,324
                                                                           -----------


See notes to portfolios of investments and notes to financial statements.

EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                 October 31, 2007

COMMON STOCKS 90.28%                                            SHARES                VALUE

COMMUNICATIONS 12.80%
-------------------------------------------------------------------------------------------
Mobile TeleSystems                                           3,769,891       $   51,647,507
Mobile TeleSystems, Sponsored ADR                              795,702           66,043,266
Telekomunikacja Polska S.A.                                     94,863              900,674
Telekomunikacja Polska S.A., GDR                             3,328,314           31,429,269@
VimpelCom, Sponsored ADR                                     1,587,260           52,490,688
                                                                             --------------
                                                                                202,511,404

CONSTRUCTION & ENGINEERING 0.50%
-------------------------------------------------------------------------------------------
Strabag SE                                                     101,710            7,984,749*

DIVERSIFIED BANKS 24.03%
-------------------------------------------------------------------------------------------
Alliance Bank Jsc, GDR                                       1,658,496           11,609,472*
OTP Bank Nyrt.                                               1,337,821           72,754,654
OTP Bank Nyrt., GDR                                            223,782           24,280,347
Raiffeisen International Bank Holding AG                        50,158            8,338,490
Sberbank RF                                                 34,522,620          148,447,266
Turkiye Garanti Bankasi a.s.                                10,682,399           98,941,597
Turkiye Halk Bankasi a.s.                                    1,880,175           16,000,466*
                                                                             --------------
                                                                                380,372,292

DIVERSIFIED METALS & MINING 6.46%
-------------------------------------------------------------------------------------------
JSC MMC Norilsk Nickel, ADR                                    245,768           77,416,920
KGHM Polska Miedz S.A.                                         457,546           24,814,524
                                                                             --------------
                                                                                102,231,444

ELECTRIC UTILITIES 3.11%
-------------------------------------------------------------------------------------------
OGK - 5                                                      1,966,647              337,280
RAO Unified Energy Systems of Russia                        39,541,134           48,161,101*
TGK - 5                                                    697,549,836              725,452
                                                                             --------------
                                                                                 49,223,833

FINANCIAL SERVICES 0.54%
-------------------------------------------------------------------------------------------
Finans Finansal Kiralama a.s.                                2,441,663            8,484,271*

FOOD DISTRIBUTORS 0.98%
-------------------------------------------------------------------------------------------
Central European Distribution Corp.                            292,481           15,554,140*

GOLD MINING 0.49%
-------------------------------------------------------------------------------------------
KazakhGold Group Ltd., GDR                                     345,305            7,734,832*


See notes to portfolios of investments and notes to financial statements.

                                                                         43


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                 October 31, 2007

COMMON STOCKS
                                                                SHARES                VALUE
INSURANCE 2.34%
-------------------------------------------------------------------------------------------
Aksigorta a.s.                                               4,997,285       $   37,099,864

MULTI-SECTOR HOLDINGS 4.52%
-------------------------------------------------------------------------------------------
Haci Omer Sabanci Holding a.s.                              10,400,192           71,490,075

OIL & GAS - INTEGRATED 19.55%
-------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                                        1,384,902          126,580,043
OAO Gazprom, Sponsored ADR                                   3,672,489          182,889,952
                                                                             --------------
                                                                                309,469,995

OIL & GAS EXPLORATION & PRODUCTION 4.52%
-------------------------------------------------------------------------------------------
KazMunaiGas Exploration Production, GDR                        645,652           17,505,124
NovaTek OAO, Sponsored GDR                                     265,493           15,239,298@
Surgutneftegaz                                              18,321,005           24,275,332
Surgutneftegaz, Sponsored ADR                                  220,811           14,463,120
                                                                             --------------
                                                                                 71,482,874

PACKAGED FOODS & MEATS 1.18%
-------------------------------------------------------------------------------------------
Wimm-Bill-Dann Foods                                           226,572           18,639,399@

REAL ESTATE INVESTMENT TRUST 1.08%
-------------------------------------------------------------------------------------------
Mirland Development Corp., plc                               1,381,597           17,016,890*

REAL ESTATE MANAGEMENT & DEVELOPMENT 6.75%
-------------------------------------------------------------------------------------------
AFI Development plc, GDR                                     1,499,362           15,593,365*
Dolphin Capital Investors Ltd.                               7,097,684           19,340,233*
Open Investments                                                41,404           11,427,504*
Open Investments, GDR                                           84,316            2,908,902*
PIK Group, GDR                                               1,197,602           32,634,654*
Plaza Centers N.V.                                           2,023,115            9,483,957*
RGI International Ltd.                                       1,489,282           15,458,747*
                                                                             --------------
                                                                                106,847,362

STEEL 1.43%
-------------------------------------------------------------------------------------------
OAO TMK, GDR                                                   415,161           18,550,139
OAO TMK, GDR, 144A                                              93,154            4,144,421
                                                                             --------------
                                                                                 22,694,560

-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           1,428,837,984
-------------------------------------------------------------------------------------------
  (cost $976,406,286)


See notes to portfolios of investments and notes to financial statements.

44


EASTERN EUROPEAN FUND

  PORTFOLIO OF INVESTMENTS                                                 October 31, 2007

PREFERRED STOCKS 2.21%

ELECTRIC UTILITIES 0.88%
-------------------------------------------------------------------------------------------
RAO Unified Energy Systems of Russia, Preferred
  Stock                                                     12,850,202       $   13,981,020*@

OIL & GAS EXPLORATION & PRODUCTION 1.33%
-------------------------------------------------------------------------------------------
Surgutneftegaz, Preferred Stock                             13,529,631            9,200,149
Surgutneftegaz, Preferred Stock, Sponsored ADR                 174,498           11,865,864@
                                                                             --------------
                                                                                 21,066,013

-------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                           35,047,033
-------------------------------------------------------------------------------------------
  (cost $41,594,288)

-------------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              1,463,885,017
-------------------------------------------------------------------------------------------
  (cost $1,018,000,574)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 5.29%                                  AMOUNT

Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/07, 4.55%, due 11/01/07, repurchase price
  $83,750,257, collateralized by U.S. Treasury
  securities held in a joint tri-party account
  (cost $83,739,673)                                       $83,739,673           83,739,673

-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 97.78%                                                      1,547,624,690
-------------------------------------------------------------------------------------------
  (cost $1,101,740,247)
Other assets and liabilities, net 2.22%                                          35,081,881
                                                                             --------------

NET ASSETS 100%                                                              $1,582,706,571
                                                                             --------------

See notes to portfolios of investments and notes to financial statements.

GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007

COMMON STOCKS 81.65%                                          SHARES             VALUE

AIR FREIGHT & LOGISTICS 0.91%
--------------------------------------------------------------------------------------
Shenzhen International Holdings Ltd.                       3,095,000       $   539,084

APPAREL 1.92%
--------------------------------------------------------------------------------------
China Hongxing Sports Ltd.                                   744,000           670,398
Tak Sing Alliance Holdings Ltd.                            1,786,000           470,795
                                                                           -----------
                                                                             1,141,193

BROADCASTING & CABLE TV 0.92%
--------------------------------------------------------------------------------------
Naspers Ltd., N shares                                        17,234           547,057

COMMUNICATIONS 4.55%
--------------------------------------------------------------------------------------
America Movil SAB de C.V., ADR, Series L                       8,200           536,198
China Mobile Ltd.                                             94,500         1,987,581
Orascom Telecom Holding SAE                                    4,050            58,406
Orascom Telecom Holding SAE, GDR                               1,829           130,956
                                                                           -----------
                                                                             2,713,141

COMPUTER HARDWARE 2.96%
--------------------------------------------------------------------------------------
Wistron Corp.                                                868,636         1,766,248

COMPUTER STORAGE & PERIPHERALS 0.79%
--------------------------------------------------------------------------------------
KYE Systems Corp.                                            242,000           470,653

CONSTRUCTION & ENGINEERING 2.86%
--------------------------------------------------------------------------------------
Aveng Ltd.                                                    12,632           124,547
Daelim Industrial Co., Ltd.                                    3,722           820,583
Era Infra Engineering Ltd.                                    31,300           472,577
Strabag SE                                                     3,665           287,721*
                                                                           -----------
                                                                             1,705,428

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 1.02%
--------------------------------------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.                             1,075           608,842

CONSTRUCTION MATERIALS 2.30%
--------------------------------------------------------------------------------------
China National Building Material Co., Ltd., H shares         310,000         1,372,751

DEPARTMENT STORES 2.12%
--------------------------------------------------------------------------------------
Lojas Renner S.A.                                             50,900         1,264,266


See notes to portfolios of investments and notes to financial statements.

46


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007

COMMON STOCKS                                                 SHARES             VALUE

DIVERSIFIED BANKS 8.89%
--------------------------------------------------------------------------------------
Industrial and Commercial Bank of China, H shares          1,390,000       $ 1,324,488
Kookmin Bank, Sponsored ADR                                    6,381           521,264
Korea Exchange Bank                                           27,042           450,515
OTP Bank Nyrt.                                                13,344           725,686*
Sberbank RF                                                  125,688           540,458
Shinhan Financial Group Co. Ltd.                               7,097           462,790
Turkiye Garanti Bankasi a.s.                                 137,349         1,272,142
                                                                           -----------
                                                                             5,297,343

DIVERSIFIED METALS & MINING 3.01%
--------------------------------------------------------------------------------------
Grupo Mexico SAB de C.V., Series B                           134,200         1,220,801
JSC MMC Norilsk Nickel, ADR                                    1,828           575,820
                                                                           -----------
                                                                             1,796,621

ELECTRIC UTILITIES 0.39%
--------------------------------------------------------------------------------------
RAO Unified Energy Systems of Russia                         188,158           229,176*

FOREST PRODUCTS 1.94%
--------------------------------------------------------------------------------------
China Grand Forestry Resources Group Ltd.                  3,204,000         1,158,245*

GOLD MINING 1.81%
--------------------------------------------------------------------------------------
AngloGold Ashanti Ltd.                                        12,140           571,989
KazakhGold Group Ltd., GDR                                    22,654           507,450*
                                                                           -----------
                                                                             1,079,439

HEALTHCARE EQUIPMENT & SERVICES 1.89%
--------------------------------------------------------------------------------------
Opto Circuits India Ltd.                                     101,820         1,126,747

HOME FURNISHINGS 1.14%
--------------------------------------------------------------------------------------
Ellerine Holdings Ltd.                                        50,626           681,787

HOMEBUILDING 1.56%
--------------------------------------------------------------------------------------
Ansal Properties & Infrastructure Ltd.                        72,715           467,763
SARE Holding, S.A. de C.V., Class B                          266,123           464,212*
                                                                           -----------
                                                                               931,975

HOTELS & RESORTS 0.14%
--------------------------------------------------------------------------------------
Orascom Hotels & Development                                   6,380            82,656*

INDUSTRIAL CONGLOMERATES 1.03%
--------------------------------------------------------------------------------------
UEM World Bhd                                                473,100           616,519

See notes to portfolios of investments and notes to financial statements.

                                                                         47


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007

COMMON STOCKS                                                 SHARES             VALUE

INDUSTRIAL MACHINERY 1.72%
--------------------------------------------------------------------------------------
Lupatech S.A.                                                 38,600       $ 1,025,884

INSURANCE 2.24%
--------------------------------------------------------------------------------------
Cathay Financial Holding Co., Ltd.                           187,655           491,860
China Life Insurance Co., Ltd., H shares                     125,000           843,795
                                                                           -----------
                                                                             1,335,655

INVESTMENT BANKING & BROKERAGE 1.11%
--------------------------------------------------------------------------------------
KIWOOM Securities Co., Ltd.                                    6,832           659,453

OIL & GAS - INTEGRATED 8.88%
--------------------------------------------------------------------------------------
OAO Gazprom, Sponsored ADR                                    57,229         2,850,004
PetroChina Co., Ltd., H shares                                82,000           212,786
PetroChina Co., Ltd., ADR                                      3,100           814,060
Petroleo Brasileiro S.A., ADR                                 17,044         1,417,890
                                                                           -----------
                                                                             5,294,740

OIL & GAS EXPLORATION & PRODUCTION 3.12%
--------------------------------------------------------------------------------------
Golden Agri-Resources Ltd.                                   514,000           631,282
KazMunaiGas Exploration Production, GDR                       45,268         1,227,321
                                                                           -----------
                                                                             1,858,603

PAPER PRODUCTS 1.22%
--------------------------------------------------------------------------------------
Shandong Chenming Paper Holdings Ltd., Class B, H shares     632,743           729,637

PRECIOUS METALS & MINERALS 1.06%
--------------------------------------------------------------------------------------
European Minerals Corp.                                      361,736           632,037*

REAL ESTATE INVESTMENT TRUST 0.77%
--------------------------------------------------------------------------------------
Mirland Development Corp., plc                                37,220           458,432*

REAL ESTATE MANAGEMENT & DEVELOPMENT 3.38%
--------------------------------------------------------------------------------------
Construtora Tenda S.A.                                        99,300           498,565*
Dolphin Capital Investors Ltd.                               186,515           508,228*
Inpar S.A.                                                    43,393           523,985*
RGI International Ltd.                                        46,653           484,258*
                                                                           -----------
                                                                             2,015,036

RETAIL 0.94%
--------------------------------------------------------------------------------------
Mr. Price Group Ltd.                                         137,388           561,613


See notes to portfolios of investments and notes to financial statements.

48


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007

COMMON STOCKS                                                 SHARES             VALUE

SEMICONDUCTORS 6.19%
--------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                  2,676       $ 1,661,719
Siliconware Precision Industries Co.                         638,472         1,378,475
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                         61,142           651,162
                                                                           -----------
                                                                             3,691,356

STEEL 6.90%
--------------------------------------------------------------------------------------
Companhia Vale do Rio Doce, Sponsored ADR                     66,700         2,105,719
OAO TMK, GDR                                                  11,735           524,341
POSCO, ADR                                                     4,688           861,420
Usinas Siderurgicas de Minas Gerais S.A., Class A              7,900           620,753
                                                                           -----------
                                                                             4,112,233

WATER UTILITIES 1.97%
--------------------------------------------------------------------------------------
China Water Affairs Group Ltd.                             1,626,000         1,175,972*

--------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                         48,679,822
--------------------------------------------------------------------------------------
  (cost $34,932,106)

PREFERRED STOCK 0.44%

ELECTRIC UTILITIES 0.44%
--------------------------------------------------------------------------------------
RAO Unified Energy Systems of Russia, Preferred Stock
  (cost $265,826)                                            239,759           260,858*@

CLOSED-END FUNDS 5.33%

Advance Developing Markets Trust plc                          54,573           536,161
Metage Special Emerging Markets Fund Ltd.                     12,492         2,642,183*@

--------------------------------------------------------------------------------------
TOTAL CLOSED-END FUNDS                                                       3,178,344
--------------------------------------------------------------------------------------
  (cost $2,001,993)

EQUITY-LINKED SECURITIES 5.81%

APPLICATION SOFTWARE 2.21%
--------------------------------------------------------------------------------------
Tanla Solutions Ltd. (January 2010)                           82,142         1,319,365@

CONSTRUCTION & ENGINEERING 0.14%
--------------------------------------------------------------------------------------
Era Infra Engineering Ltd. (January 2010)                      5,500            82,115@


See notes to portfolios of investments and notes to financial statements.

                                                                         49


GLOBAL EMERGING MARKETS FUND

  PORTFOLIO OF INVESTMENTS                                            October 31, 2007

EQUITY-LINKED SECURITIES                                      SHARES             VALUE

IT CONSULTING & OTHER SERVICES 0.97%
--------------------------------------------------------------------------------------
Mastek Ltd., 144A (October 2009)                              68,794       $   580,140@

SPECIALIZED FINANCE 2.49%
--------------------------------------------------------------------------------------
IFCI Ltd. (July 2008)                                        423,008           955,152*@
IFCI Ltd., 144A (January 2012)                               234,978           530,580*@
                                                                           -----------
                                                                             1,485,732

--------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED SECURITIES                                               3,467,352
--------------------------------------------------------------------------------------
  (cost $2,120,800)

WARRANTS 0.04%

PRECIOUS METALS & MINERALS 0.04%
--------------------------------------------------------------------------------------
European Minerals Corp., Warrants (March 2011)
  (cost $0)                                                   25,813            23,781*

UNITS 1.49%

DIVERSIFIED BANKS 1.49%
--------------------------------------------------------------------------------------
Unibanco, Units
  (cost $764,043)                                             56,100           888,109

--------------------------------------------------------------------------------------
TOTAL SECURITIES                                                            56,498,266
--------------------------------------------------------------------------------------
  (cost $40,084,768)

                                                          PRINCIPAL
REPURCHASE AGREEMENT 4.33%                                  AMOUNT
Joint Tri-Party Repurchase Agreement, Merrill Lynch,
  10/31/07, 4.55%, due 11/01/07, repurchase price
  $2,583,399, collateralized by U.S. Treasury securities
  held in a joint tri-party account (cost $2,583,073)     $2,583,073         2,583,073

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.09%                                                    59,081,339
--------------------------------------------------------------------------------------
  (cost $42,667,841)
Other assets and liabilities, net 0.91%                                        539,585
                                                                           -----------

NET ASSETS 100%                                                            $59,620,924
                                                                           -----------


See notes to portfolios of investments and notes to financial statements.

  NOTES TO PORTFOLIOS OF INVESTMENTS                       October 31, 2007

LEGEND

*     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
@ Security was fair valued at October 31, 2007, by U.S. Global Investors, Inc. (Adviser) in accordance with valuation procedures approved by the Board of Trustees. Fair valued securities, as a percentage of net assets at October 31, 2007 were 5.76% of Eastern European and 10.68% of Global Emerging Markets. See also Note 1B in the notes to the financial statements.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

Equity-linked securities are derivative securities that are linked to the performance of an underlying foreign security. This type of investment allows the fund to have market exposure to foreign securities without trading directly in the local market. This type of security may also be known as a participatory note or certificate.

JOINT TRI-PARTY REPURCHASE AGREEMENT

The terms of the joint tri-party repurchase agreement and the securities held as collateral at October 31, 2007, were:

Merrill Lynch repurchase agreement, 10/31/07, 4.55%, due 11/01/07:
  Total principal amount: $407,330,032; Total repurchase value: $407,381,514

    Collateral:
    $95,995,000 U.S. Treasury Note, 4.50%, 04/30/09
    $246,448,000 U.S. Treasury Note, 4.25%, 01/15/11
    $63,875,000 U.S. Treasury Note, 4.75%, 08/15/17
      (total collateral market value, including accrued interest, of
        $415,479,526)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the joint tri-party repurchase agreement. Each owns an undivided interest in the account.

  STATEMENTS OF ASSETS AND LIABILITIES

                                                               HOLMES GROWTH
                                                                   FUND

Investments, at identified cost                                 $48,708,167
                                                                ===========
ASSETS
----------------------------------------------------------------------------
Investments, at value:
 Securities                                                     $64,814,622
 Repurchase agreements                                            3,749,513
Cash                                                                     --
Foreign currencies (Cost $0, $0, $100 and $525,286)                      --
Receivables:
 Investments sold                                                 1,916,297
 Dividends                                                           22,129
 Interest                                                               474
 Capital shares sold                                                  1,043
Other assets                                                          1,511
----------------------------------------------------------------------------
TOTAL ASSETS                                                     70,505,589
----------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------
Payables:
 Investments purchased                                            1,459,706
 Capital shares redeemed                                             32,548
 Adviser and affiliates                                              72,973
 Accounts payable and accrued expenses                               59,239
 Due to custodian                                                        --
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                 1,624,466
----------------------------------------------------------------------------

NET ASSETS                                                      $68,881,123
                                                                ===========

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------
Paid-in capital                                                 $74,390,682
Distributions in excess of net investment income                    (40,296)
Accumulated net realized gain (loss) on investments and
 foreign currencies                                             (25,325,335)
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies               19,856,072
                                                                -----------
Net assets applicable to capital shares outstanding             $68,881,123
                                                                ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                               2,780,243
                                                                ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                    $     24.78
                                                                ===========

See accompanying notes to financial statements.

52


                                                                                                        October 31, 2007

                                                              GLOBAL MEGATRENDS        EASTERN           GLOBAL EMERGING
                                                                    FUND            EUROPEAN FUND          MARKETS FUND
Investments, at identified cost                                  $12,963,891       $1,101,740,247          $42,667,841
                                                                 ===========       ==============          ===========
ASSETS
------------------------------------------------------------------------------------------------------------------------
Investments, at value:
 Securities                                                      $16,343,777       $1,463,885,017          $56,498,266
 Repurchase agreements                                             1,139,631           83,739,673            2,583,073
Cash                                                                      --            1,262,801                   --
Foreign currencies (Cost $0, $0, $100 and $525,286)                       --                  101              528,615
Receivables:
 Investments sold                                                    416,110           60,089,248                4,882
 Dividends                                                             8,825            4,716,093               44,272
 Interest                                                                144               10,584                  326
 Capital shares sold                                                  22,515            3,192,043              304,588
Other assets                                                           1,037               10,334                  245
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      17,932,039        1,616,905,894           59,964,267
------------------------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------------------------
Payables:
 Investments purchased                                                    --           29,375,009              126,260
 Capital shares redeemed                                              11,388            1,753,963                6,725
 Adviser and affiliates                                               20,412            1,960,650               61,231
 Accounts payable and accrued expenses                                39,151            1,109,701              136,659
 Due to custodian                                                    137,764                   --               12,468
------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    208,715           34,199,323              343,343
------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                       $17,723,324       $1,582,706,571          $59,620,924
                                                                 ===========       ==============          ===========

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $11,890,072         $865,357,333          $35,382,193
Distributions in excess of net investment income                          --             (186,878)            (314,610)
Accumulated net realized gain (loss) on investments and
 foreign currencies                                                1,316,765          271,341,127            8,175,632
Net unrealized appreciation of investments and other assets
 and liabilities denominated in foreign currencies                 4,516,487          446,194,989           16,377,709
                                                                 -----------       --------------          -----------
Net assets applicable to capital shares outstanding              $17,723,324       $1,582,706,571          $59,620,924
                                                                 ===========       ==============          ===========
 Capital shares outstanding; an unlimited number of no par
  shares authorized                                                1,390,574           26,491,082            2,724,948
                                                                 ===========       ==============          ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
 REDEMPTION PRICE, PER SHARE                                     $     12.75       $        59.74          $     21.88
                                                                 ===========       ==============          ===========


  STATEMENTS OF OPERATIONS

                                                               HOLMES GROWTH
                                                                   FUND
NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------
 Dividends                                                      $   528,018
 Foreign taxes withheld on dividends                                (40,902)
                                                                -----------
  Net dividends                                                     487,116
 Interest and other                                                 197,552
                                                                -----------
  TOTAL INCOME                                                      684,668

EXPENSES:
----------------------------------------------------------------------------
 Management fees                                                    630,258
 Transfer agent fees and expenses                                   117,656
 Accounting service fees and expenses                                48,788
 Professional fees                                                   57,210
 Distribution plan expenses                                          79,133
 Custodian fees                                                      51,818
 Shareholder reporting expenses                                      21,406
 Registration fees                                                   19,183
 Trustees' fees and expenses                                         19,419
 Miscellaneous expenses                                              30,948
                                                                -----------
  Total expenses before reductions                                1,075,819
 Expenses offset - Note 1J                                           (1,601)
 Expenses reimbursed - Note 2                                            --
                                                                -----------
  NET EXPENSES                                                    1,074,218

----------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (389,550)
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities                                                      5,038,549
  Written options                                                    72,609
  Foreign currency transactions                                      10,929
                                                                -----------
  NET REALIZED GAIN                                               5,122,087
                                                                -----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                    14,431,711
  Other assets and liabilities denominated in foreign
   currencies                                                           143
                                                                -----------
  NET UNREALIZED APPRECIATION                                    14,431,854
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  19,553,941
----------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $19,164,391
                                                                ===========

See accompanying notes to financial statements.

54


                                                                                            For the Year Ended October 31, 2007

                                                                      GLOBAL MEGATRENDS         EASTERN         GLOBAL EMERGING
                                                                            FUND             EUROPEAN FUND       MARKETS FUND
NET INVESTMENT INCOME

INCOME:
--------------------------------------------------------------------------------------------------------------------------------
 Dividends                                                                $  241,224          $ 19,978,139         $   568,174
 Foreign taxes withheld on dividends                                          (4,065)           (2,887,452)            (68,538)
                                                                          ----------          ------------         -----------
  Net dividends                                                              237,159            17,090,687             499,636
 Interest and other                                                           15,517             2,173,190              71,555
                                                                          ----------          ------------         -----------
  TOTAL INCOME                                                               252,676            19,263,877             571,191

EXPENSES:
--------------------------------------------------------------------------------------------------------------------------------
 Management fees                                                             163,258            17,816,543             550,063
 Transfer agent fees and expenses                                             42,746             1,986,175              95,664
 Accounting service fees and expenses                                         25,967               635,588              57,344
 Professional fees                                                            55,763               140,312              58,735
 Distribution plan expenses                                                   40,519             2,956,795              99,101
 Custodian fees                                                               15,784             3,788,640             159,635
 Shareholder reporting expenses                                                7,003               351,871              16,479
 Registration fees                                                            16,286                56,928              21,773
 Trustees' fees and expenses                                                  19,419                19,419              19,418
 Miscellaneous expenses                                                       17,348               148,396              10,699
                                                                          ----------          ------------         -----------
  Total expenses before reductions                                           404,093            27,900,667           1,088,911
 Expenses offset - Note 1J                                                       (26)              (72,708)                 --
 Expenses reimbursed - Note 2                                                     --                    --            (153,578)
                                                                          ----------          ------------         -----------
  NET EXPENSES                                                               404,067            27,827,959             935,333

--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                         (151,391)           (8,564,082)           (364,142)
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
 Realized gain (loss) from:
  Securities                                                               1,316,910           286,646,416           8,379,261
  Written options                                                                 --                    --                  --
  Foreign currency transactions                                               (2,002)           (3,952,435)            (67,621)
                                                                          ----------          ------------         -----------
  NET REALIZED GAIN                                                        1,314,908           282,693,981           8,311,640
                                                                          ----------          ------------         -----------
 Net change in unrealized appreciation (depreciation) of:
  Investments                                                              2,395,685           285,258,085          13,999,051
  Other assets and liabilities denominated in foreign
   currencies                                                                 (3,030)              178,668             (35,350)
                                                                          ----------          ------------         -----------
  NET UNREALIZED APPRECIATION                                              2,392,655           285,436,753          13,963,701
                                                                          ----------          ------------         -----------
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                            3,707,563           568,130,734          22,275,341
--------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $3,556,172          $559,566,652         $21,911,199
                                                                          ==========          ============         ===========

  STATEMENTS OF CHANGES IN NET ASSETS

                                                               HOLMES GROWTH FUND
                                                     ---------------------------------------
                                                        YEAR ENDED             YEAR ENDED
                                                     OCTOBER 31, 2007       OCTOBER 31, 2006
INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment income (loss)                       $  (389,550)           $  (456,346)
    Net realized gain                                    5,122,087              6,913,792
    Net unrealized appreciation                         14,431,854                481,223
                                                       -----------            -----------
        NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                 19,164,391              6,938,669

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------
    From net investment income                                  --                     --
    From net capital gains                                      --                     --
                                                       -----------            -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     --                     --

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------------------------------------------------------------------
    Proceeds from shares sold                            5,258,754              6,282,675
    Distributions reinvested                                    --                     --
    Proceeds from short-term trading fees - Note 1K            250                    594
                                                       -----------            -----------
                                                         5,259,004              6,283,269
    Cost of shares redeemed                            (17,352,136)           (16,477,307)
                                                       -----------            -----------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                     (12,093,132)           (10,194,038)

--------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    7,071,259             (3,255,369)
--------------------------------------------------------------------------------------------
NET ASSETS

Beginning of year                                       61,809,864             65,065,233

--------------------------------------------------------------------------------------------
END OF YEAR                                            $68,881,123            $61,809,864
--------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of year                                  $   (40,296)           $        --
                                                       ===========            ===========

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
    Shares sold                                            261,279                343,761
    Shares reinvested                                           --                     --
    Shares redeemed                                       (851,885)              (902,944)
                                                       -----------            -----------
        NET SHARE ACTIVITY                                (590,606)              (559,183)
                                                       ===========            ===========

See accompanying notes to financial statements.

56



                                                                                                                EASTERN
                                                            GLOBAL MEGATRENDS FUND                          EUROPEAN FUND
                                                    -------------------------------------      -------------------------------------
                                                       YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                    OCTOBER 31, 2007     OCTOBER 31, 2006      OCTOBER 31, 2007     OCTOBER 31, 2006
INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                      $  (151,391)         $  (149,011)         $   (8,564,082)      $    9,726,958
    Net realized gain                                   1,314,908            1,410,595             282,693,981          190,848,462
    Net unrealized appreciation                         2,392,655              274,633             285,436,753           37,242,012
                                                      -----------          -----------          --------------       --------------
        NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                 3,556,172            1,536,217             559,566,652          237,817,432

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
    From net investment income                                 --                   --             (25,188,053)                  --
    From net capital gains                             (1,261,684)            (429,445)           (170,169,454)         (93,797,942)
                                                      -----------          -----------          --------------       --------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (1,261,684)            (429,445)           (195,357,507)         (93,797,942)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                           3,021,763            4,354,033             330,290,055          983,046,388
    Distributions reinvested                            1,206,946              415,833             190,987,756           90,801,146
    Proceeds from short-term trading fees - Note 1K           566                  359               1,180,568            4,671,697
                                                      -----------          -----------          --------------       --------------
                                                        4,229,275            4,770,225             522,458,379        1,078,519,231
    Cost of shares redeemed                            (5,877,311)          (3,075,670)           (651,110,037)        (779,244,251)
                                                      -----------          -----------          --------------       --------------
        NET INCREASE (DECREASE) IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                     (1,648,036)           1,694,555            (128,651,658)         299,274,980

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                     646,452            2,801,327             235,557,487          443,294,470
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS

Beginning of year                                      17,076,872           14,275,545           1,347,149,084          903,854,614

------------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                           $17,723,324          $17,076,872          $1,582,706,571       $1,347,149,084
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
 (distributions in excess of net investment
 income), end of year                                 $        --          $        --          $     (186,878)      $   24,838,612
                                                      ===========          ===========          ==============       ==============

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                           259,412              403,644               6,759,394           21,951,428
    Shares reinvested                                     116,164               38,467               4,284,158            2,304,597
    Shares redeemed                                      (527,010)            (286,045)            (13,633,426)         (18,570,521)
                                                      -----------          -----------          --------------       --------------
        NET SHARE ACTIVITY                               (151,434)             156,066              (2,589,874)           5,685,504
                                                      ===========          ===========          ==============       ==============

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                GLOBAL EMERGING
                                                                  MARKETS FUND
                                                   ------------------------------------------
                                                      YEAR ENDED              YEAR ENDED
                                                   OCTOBER 31, 2007        OCTOBER 31, 2006
INCREASE (DECREASE)
IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------
    Net investment income (loss)                     $  (364,142)             $    35,483
    Net realized gain                                  8,311,640                2,393,757
    Net unrealized appreciation                       13,963,701                2,328,117
                                                     -----------              -----------
        NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                               21,911,199                4,757,357

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------
    From net investment income                                --                  (75,824)
    From net capital gains                            (2,463,937)                (407,555)
                                                     -----------              -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (2,463,937)                (483,379)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------
    Proceeds from shares sold                         27,400,995               31,216,664
    Distributions reinvested                           2,307,884                  434,499
    Proceeds from short-term trading fees -
     Note 1K                                              62,030                  135,146
                                                     -----------              -----------
                                                      29,770,909               31,786,309
    Cost of shares redeemed                          (18,626,085)             (23,188,350)
                                                     -----------              -----------
        NET INCREASE IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                    11,144,824                8,597,959

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                            30,592,086               12,871,937
---------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                     29,028,838               16,156,901

---------------------------------------------------------------------------------------------
END OF YEAR                                          $59,620,924              $29,028,838
---------------------------------------------------------------------------------------------

Distributions in excess of net investment income,
 end of year                                         $  (314,610)             $   (58,541)
                                                     ===========              ===========

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------
    Shares sold                                        1,643,572                2,353,391
    Shares reinvested                                    161,843                   36,482
    Shares redeemed                                   (1,165,080)              (1,822,222)
                                                     -----------              -----------
        NET SHARE ACTIVITY                               640,335                  567,651
                                                     ===========              ===========

See accompanying notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of four separate funds (Funds), is organized as a Massachusetts business trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Holmes Growth and Global MegaTrends Funds are diversified; the Eastern European and Global Emerging Markets Funds are non-diversified.

 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

 A. SECURITY VALUATIONS
 The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of a Fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds may use a systematic fair value model provided by an independent third party to value international securities. At October 31, 2007, this model was used to value certain foreign securities in the Eastern European and Global Emerging Markets Funds.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 D. REPURCHASE AGREEMENTS
 The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some Funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

 As of October 31, 2007, there were no portfolio securities held in escrow by the custodian since none of the funds held written options.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

 Transactions in written call options during the year ended October 31, 2007, were as follows:

                                                            HOLMES GROWTH FUND
                                                            ------------------
                                                        NUMBER OF         PREMIUMS
                                                        CONTRACTS         RECEIVED
  -----------------------------------------------------------------------------------
  Options outstanding at October 31, 2006                   --            $     --
  Options written                                          260              72,609
  Options closed                                           260             (72,609)
  Options expired                                           --                  --
  Options exercised                                         --                  --
                                                           ---            --------
  Options outstanding at October 31, 2007                   --            $     --
                                                           ===            ========

 F. FOREIGN CURRENCY TRANSACTIONS
 Some Funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 G. FORWARD FOREIGN CURRENCY CONTRACTS
 The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no open forward foreign currency contracts at October 31, 2007.

 H. FEDERAL INCOME TAXES
 The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to
                                                                         61

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

 foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The Funds generally pay income dividends and distribute capital gains, if any, annually.

 J. EXPENSES
 Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the Holmes Growth and Global MegaTrends Funds 30 days or less are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. Shares held in the Eastern European and Global Emerging Markets Funds 180 days or less are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital.

 L. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION
 The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 M. NEW ACCOUNTING PRONOUNCEMENTS
 In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006, and will be applied to all open tax years as of the effective date. Management is currently evaluating the impact, if any, the adoption

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

 of FIN 48 will have on the Funds' net assets, results of operations and financial statement disclosures.

 In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through May 31, 2008, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling shareholder of the Adviser.

 For the services of the Adviser, each Fund pays a management fee at an annual rate of 1.00% for the Holmes Growth Fund and Global MegaTrends Fund, 1.25% for the Eastern European Fund, and 1.375% for the Global Emerging Markets Fund based on their average net assets. Fees are accrued daily and paid monthly.

 The Adviser had contractually limited total operating expenses of the Global Emerging Markets Fund to not exceed 2.00% of average net assets on an annualized basis through February 28, 2007. The contract was amended on February 28, 2007, to not exceed 2.50% of average net assets on an annualized basis through February 28, 2008, and until such later date as the Adviser determines.

 For the Eastern European Fund and Global Emerging Markets Fund, the Adviser has contracted with and compensates a subadviser, Charlemagne Capital (IOM) Limited, to serve in the execution of the Adviser's investment responsibilities.

 Prior to October 1, 2007, Leeb Capital Management, Inc. provided subadvisory services to the MegaTrends Fund. On October 1, 2007, the Adviser assumed management of the Fund, which was renamed Global
 MegaTrends Fund.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Effective April 1, 2007, this agreement was amended between the Adviser and USSI to lower the account fee for the funds and incorporate base fees and transaction- and activity-based fees for transfer agent and shareholder mailing services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds. Prior to the revision of the transfer agent

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

 agreement in which USSI assumed mailing services provided to the Funds, A & B Mailers, a wholly-owned subsidiary of the Adviser, was paid $7,394 for mailing services provided to the Funds (exclusive of postage reimbursement) during the year ended October 31, 2007. Additionally, the Adviser was reimbursed for in-house legal, compliance and internal administration services pertaining to the Funds during the year ended October 31, 2007, in the amounts of $39,312, $10,883 and $20,536, respectively.

 Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based primarily on average net assets of the Funds.

 Each Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each Fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the Fund with distribution expenses accrued in current or future periods, so long as the 0.25% limitation is never exceeded. The amount of unreimbursed expenditures which will be carried over to future periods is $0, $33,711, $0, and $104,547 for the Holmes Growth, Global MegaTrends, Eastern European, and Global Emerging Markets Funds, respectively, as of October 31, 2007. The Funds are not legally obligated to pay any unreimbursed expenses if the distribution plan is terminated or not renewed.

 The three independent Trustees receive compensation for serving on the Board. The Chairman of the Audit Committee receives additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

NOTE 3: INVESTMENTS

 Cost of purchases and proceeds from sales of long-term securities for the year ended October 31, 2007, are summarized as follows:

           FUND                             PURCHASES         SALES
  ----------------------------------------------------------------------
  Holmes Growth                            $ 57,438,145   $   67,891,620
  Global MegaTrends                          10,400,050       14,711,656
  Eastern European                          741,939,580    1,183,967,155
  Global Emerging Markets                    54,345,221       47,323,842

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

 The Eastern European and Global Emerging Markets Funds may be exposed to risks not typically associated with investment in the United States due to their concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of securities owned at October 31, 2007, and the tax basis components of net unrealized appreciation:

                                                  GROSS          GROSS       NET UNREALIZED
                                 AGGREGATE      UNREALIZED     UNREALIZED    APPRECIATION/
           FUND                   TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  Holmes Growth                $   48,740,870  $20,424,845   $   (601,580)    $ 19,823,265
  Global MegaTrends                12,963,891    4,599,913        (80,396)       4,519,517
  Eastern European              1,104,207,338  472,093,255    (28,675,903)     443,417,352
  Global Emerging Markets          44,458,320   15,430,952       (807,933)      14,623,019

 As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                       UNDISTRIBUTED    UNDISTRIBUTED    NET UNREALIZED
                                          ORDINARY        LONG-TERM      APPRECIATION/
           FUND                            INCOME       CAPITAL GAINS    (DEPRECIATION)
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --      $         --     $ 19,823,369
  Global MegaTrends                              --         1,316,765        4,516,487
  Eastern European                       55,222,977       218,398,602      443,727,898
  Global Emerging Markets                 5,730,234         3,921,266       14,587,230

 The differences between book-basis and tax-basis unrealized appreciation (depreciation) for Holmes Growth, Eastern European and Global Emerging Markets Funds are attributable primarily to the tax deferral of losses on wash sales, unreversed return of capital from Canadian trusts and the investment in passive foreign investment companies (PFIC).

 Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

 tax regulations. For the year ended October 31, 2007, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                  ACCUMULATED NET     ACCUMULATED NET       PAID-IN
           FUND                  INVESTMENT INCOME     REALIZED GAIN        CAPITAL
  -------------------------------------------------------------------------------------
  Holmes Growth                     $  349,254          $       597        $(349,851)
  Global MegaTrends                    151,391                1,957         (153,348)
  Eastern European                   8,726,645           (8,726,645)              --
  Global Emerging Markets              108,073             (108,073)              --

 The tax character of distributions paid during the year ended October 31, 2007, were as follows:

                                          ORDINARY        LONG-TERM
           FUND                            INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                         $         --     $        --      $         --
  Global MegaTrends                           85,614       1,176,070         1,261,684
  Eastern European                       124,453,568      70,903,939       195,357,507
  Global Emerging Markets                  1,164,374       1,299,563         2,463,937

 The tax character of distributions paid during the fiscal year ended October 31, 2006, were as follows:

                                          ORDINARY        LONG-TERM
           FUND                            INCOME       CAPITAL GAINS        TOTAL
  -------------------------------------------------------------------------------------
  Holmes Growth                         $        --       $       --      $        --
  Global MegaTrends                              --          429,445          429,445
  Eastern European                       61,462,673       32,335,269       93,797,942
  Global Emerging Markets                   483,379               --          483,379

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The Funds' tax-basis capital gains and losses are determined only at the end of each fiscal year. At October 31, 2007, Global MegaTrends, Eastern European and Global Emerging Markets Funds had no capital loss carryforwards. Holmes Growth Fund had capital loss carryforwards of $24,292,865 and $1,040,063 expiring fiscal year 2009 and fiscal year 2010, respectively, for a total of $25,332,928.

  NOTES TO FINANCIAL STATEMENTS                            October 31, 2007

NOTE 5: CREDIT ARRANGEMENTS

 Each of the U.S. Global Accolade Funds, along with other funds under common management, has a revolving credit facility with BBH. Borrowings of each fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended October 31, 2007. The U.S. Global Accolade Funds paid BBH $18,979 in commitment fees during the year ended October 31, 2007, under this arrangement.

  FINANCIAL HIGHLIGHTS

HOLMES GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                  2007      2006      2005     2004**     2003
NET ASSET VALUE, BEGINNING OF
 YEAR                             $18.34    $16.56    $14.38    $13.55    $11.59
--------------------------------------------------------------------------------
Investment Activities
  Net investment loss               (.14)     (.14)     (.18)     (.19)     (.14)
  Net realized and unrealized
   gain                             6.58      1.92      2.36      1.01      2.10
                                 -------   -------   -------   -------   -------
  Total from investment
   activities                       6.44      1.78      2.18       .82      1.96
                                 -------   -------   -------   -------   -------
Distributions                         --        --        --        --        --
Short-Term Trading Fees*              --(a)     --(a)     --(a)    .01        --(a)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      $24.78    $18.34    $16.56    $14.38    $13.55
--------------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (b)                         35.11%    10.75%    15.16%     6.13%    16.91%
Ratios to Average Net Assets:
  Net investment loss               (.62)%    (.69)%    (.98)%   (1.15)%   (1.12)%
  Expenses (c)                      1.72%     1.74%     1.83%     1.82%     1.78%
Portfolio Turnover Rate               98%      290%      268%      192%      545%
NET ASSETS, END OF YEAR (IN
 THOUSANDS)                      $68,881   $61,810   $65,065   $67,074   $82,417

*Based on average monthly shares outstanding

**Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of Holmes Growth Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                               YEAR ENDED OCTOBER 31,
                                   -----------------------------------------------
                                    2007      2006      2005      2004      2003
     Ratios to Average Net Assets:
     Expenses offset                  --(d)   (0.01)%     --(d)     --(d)     --(d)

(d)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                 2007**     2006      2005      2004      2003
NET ASSET VALUE, BEGINNING OF
 YEAR                             $11.07    $10.30     $9.20     $8.25     $6.62
--------------------------------------------------------------------------------
Investment Activities
  Net investment loss               (.11)     (.10)     (.14)     (.17)     (.18)
  Net realized and unrealized
   gain                             2.63      1.18      1.24      1.24      1.85
                                 -------   -------   -------   -------   -------
  Total from investment
   activities                       2.52      1.08      1.10      1.07      1.67
                                 -------   -------   -------   -------   -------
Distributions
  From net investment income          --        --        --      (.12)     (.04)
  From net realized gains           (.84)     (.31)       --        --        --
                                 -------   -------   -------   -------   -------
  Total distributions               (.84)     (.31)       --      (.12)     (.04)
                                 -------   -------   -------   -------   -------
Short-Term Trading Fees* (a)          --        --        --        --        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      $12.75    $11.07    $10.30     $9.20     $8.25
--------------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (b)                         24.49%    10.53%    11.96%    13.01%    25.38%
Ratios to Average Net Assets:
  Net investment loss               (.93)%    (.89)%   (1.37)%   (1.77)%   (2.12)%
  Expenses (c)                      2.49%     2.55%     2.83%     2.83%     3.07%
Portfolio Turnover Rate               65%       75%       54%       64%       96%
NET ASSETS, END OF YEAR (IN
 THOUSANDS)                      $17,723   $17,077   $14,276   $13,239   $12,377

*Based on average monthly shares outstanding

**Effective October 1, 2007, U.S. Global Investors, Inc. assumed management of Global MegaTrends Fund from the former subadviser.

(a)  The per share amount does not round to a full penny.

(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

                                               YEAR ENDED OCTOBER 31,
                                   -----------------------------------------------
                                    2007      2006      2005      2004      2003
     Ratios to Average Net Assets:
     Expenses offset (d)              --        --        --        --        --

(d)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED OCTOBER 31,

                                    2007         2006        2005       2004      2003
NET ASSET VALUE, BEGINNING OF
 YEAR                                $46.32       $38.63     $28.41     $19.44    $12.73
----------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)         (.31)         .38       (.10)*     (.03)      .07
  Net realized and unrealized
   gain                               20.52        10.82      11.44*      9.92      6.57
                                 ----------   ----------   --------   --------   -------
  Total from investment
   activities                         20.21        11.20      11.34       9.89      6.64
                                 ----------   ----------   --------   --------   -------
Distributions
  From net investment income           (.88)          --       (.27)      (.06)       --
  From net realized gains             (5.95)       (3.66)      (.95)     (1.06)       --
                                 ----------   ----------   --------   --------   -------
  Total distributions                 (6.83)       (3.66)     (1.22)     (1.12)       --
                                 ----------   ----------   --------   --------   -------
Short-Term Trading Fees*                .04          .15        .10        .20       .07
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $59.74       $46.32     $38.63     $28.41    $19.44
----------------------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (a)                            48.74%       31.03%     41.43%     54.12%    52.71%
Ratios to Average Net Assets:
  Net investment income (loss)         (.61)%        .71%      (.31)%     (.23)%     .81%
  Expenses (b)                         1.98%        1.95%      2.00%      2.08%     2.90%
Portfolio Turnover Rate                  54%          68%        95%        89%      109%
NET ASSETS, END OF YEAR (IN
 THOUSANDS)                      $1,582,707   $1,347,149   $903,855   $279,545   $50,948

*Based on average monthly shares outstanding

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to two closed-end investment companies that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the two investment companies to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                                   YEAR ENDED OCTOBER 31,
                                   -------------------------------------------------------
                                      2007         2006        2005       2004      2003
     Ratios to Average Net Assets:
     Expenses offset                    (0.01)%      (0.01)%    (0.01)%       --(c)      --(c)
     Expenses rebated by subadviser       n/a        (0.01)%    (0.02)%    (0.05)%      n/a

(c)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

  FINANCIAL HIGHLIGHTS

GLOBAL EMERGING MARKETS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                                  YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                 OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                     2007           2006         2005 (a)
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $13.93         $10.65         $10.00
---------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)        (.13)           .02            .06
  Net realized and unrealized
   gain                               9.18           3.50            .56
                                   -------        -------        -------
  Total from investment
   activities                         9.05           3.52            .62
                                   -------        -------        -------
Distributions
  From net investment income            --           (.05)            --
  From net realized gains            (1.13)          (.26)            --
                                   -------        -------        -------
  Total distributions                (1.13)          (.31)            --
                                   -------        -------        -------
Short-Term Trading Fees*               .03            .07            .03
---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $21.88         $13.93         $10.65
---------------------------------------------------------------------------
TOTAL RETURN (excluding account
 fees) (b)                           69.52%         34.16%          6.50%
Ratios to Average Net
 Assets (c):
  Net investment income (loss)        (.92)%          .13%          1.08%
  Total expenses                      2.75%          3.07%          4.16%
  Expenses reimbursed (d)             (.39)%        (1.05)%        (2.16)%
  Net expenses (e)                    2.36%          2.02%          2.00%
Portfolio Turnover Rate                125%           136%            93%
NET ASSETS, END OF PERIOD (IN
 THOUSANDS)                        $59,621        $29,029        $16,157

*Based on average monthly shares outstanding

(a)  From February 24, 2005, commencement of operations.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c)  Ratios are annualized for periods of less than one year.

(d) Expenses reimbursed from the Adviser reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(e) The expense ratios shown above exclude the effect of reductions to total expenses for any expenses offset and for fees rebated from the subadviser. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. Through June 2006, the subadviser of the above fund provided advisory services to a closed-end investment company that the above fund had invested in. The subadviser rebated amounts to the above fund representing the portion of management fees paid by the investment company to the subadviser based on the above fund's investment. Fees rebated by the subadviser also reduce total expenses. These amounts would decrease the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset and expenses rebated by the subadviser are as follows:

                                        YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                       OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                           2007           2006         2005 (a)
     Ratios to Average Net Assets (c):
     Expenses offset                         n/a            n/a            n/a
     Expenses rebated by subadviser          n/a          (0.02)%           --(f)

(f)  Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.
                                                                         71

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of U.S. Global Accolade Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Holmes Growth Fund, Global MegaTrends Fund, Eastern European Fund, and Global Emerging Markets Fund (collectively, the "Funds"), each a portfolio of U.S. Global Accolade Funds (Trust) as of October 31, 2007, and the related statements of operations for the year then ended, and the statements of changes in net assets for the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting U.S. Global Accolade Funds, as of October 31, 2007, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                             /s/ KPMG LLP

Boston, Massachusetts
December 18, 2007

  TRUSTEES AND OFFICERS (UNAUDITED)                        October 31, 2007

The following table presents information about the Trustees as of October 31, 2007, together with a brief description of their principal occupations during the last five years. Each elected or appointed Trustee shall serve for six years or until termination of the Trust or the Trustee's death, resignation or removal, whichever occurs first. A Trustee may be elected or appointed for additional terms. Under the Trust's current retirement policy, an Independent Trustee will not be renominated for election by shareholders in the calendar year of the Trustee's seventy-sixth birthday. If the Fund does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her seventy-sixth birthday. If you would like more information about the Trustees, you may call 1-800-USFUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND        PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE        DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
======================================================================================
J. Michael Belz (54)             PRINCIPAL OCCUPATION: President and Chief Executive
7900 Callaghan Road              Officer of Catholic Life Insurance since 1984.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director of Broadway
Trustee                          National Bank from October 2003 to present.
1998 to present
Thirteen Portfolios
--------------------------------------------------------------------------------------
Richard E. Hughs (71)            PRINCIPAL OCCUPATION: Retired. School of Business,
7900 Callaghan Road              State University of New York at Albany: Professor
San Antonio, TX 78229            Emeritus from September 2001 to 2006, Professor 1990
Trustee                          to 2001; Director of MBA program 1996 to 2001.
1994 to present
Four Portfolios
--------------------------------------------------------------------------------------
Clark R. Mandigo (64)            PRINCIPAL OCCUPATION: Restaurant operator, business
7900 Callaghan Road              consultant since 1991.
San Antonio, TX 78229
Trustee
1993 to present
Thirteen Portfolios
======================================================================================

  TRUSTEES AND OFFICERS (UNAUDITED)                        October 31, 2007

INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND          PRINCIPAL OCCUPATION(S), PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE                  AND OTHER DIRECTORSHIPS HELD
======================================================================================
Frank Holmes * (52)              PRINCIPAL OCCUPATION: Director, Chief Executive
7900 Callaghan Road              Officer, and Chief Investment Officer of the Adviser.
San Antonio, TX 78229            Since October 1989, Mr. Holmes has served and
Trustee, Chief Executive         continues to serve in various positions with the
Officer, Chief Investment        Adviser, its subsidiaries, and the investment
Officer, President               companies it sponsors.
1989 to present                  OTHER DIRECTORSHIPS HELD: Chairman of the Board of
Thirteen Portfolios              Directors of Endeavour Mining Capital Corp. since
                                 November 2005. Director of 71316 Ontario, Inc. since
                                 April 1987 and of F. E. Holmes Organization, Inc.
                                 since July 1978.
======================================================================================

* Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

  TRUSTEES AND OFFICERS (UNAUDITED)                        October 31, 2007

The following table presents information about each Officer of the Trust as of October 31, 2007, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
======================================================================================
Frank Holmes (52)                Director, Chief Executive Officer and Chief
7900 Callaghan Road              Investment Officer of the Adviser. Since October
San Antonio, TX 78229            1989, Mr. Holmes has served and continues to serve in
Trustee, Chief Executive         various positions with the Adviser, its subsidiaries,
Officer, Chief Investment        and the investment companies it sponsors.
Officer, President
1989 to present
--------------------------------------------------------------------------------------
Susan McGee (48)                 President and General Counsel of the Adviser. Since
7900 Callaghan Road              September 1992, Ms. McGee has served and continues to
San Antonio, TX 78229            serve in various positions with the Adviser, its
Executive Vice President,        subsidiaries, and the investment companies it
Secretary, General Counsel       sponsors.
1997 to present
--------------------------------------------------------------------------------------
Catherine A. Rademacher (47)     Treasurer of the Trust and Chief Financial Officer of
7900 Callaghan Road              the Adviser. Since April 2004, Ms. Rademacher has
San Antonio, TX 78229            served in various positions with the Adviser, its
Treasurer                        subsidiaries, and the investment companies it
August 2004 to present           sponsors. Associate with Resources Connection from
                                 July 2003 to February 2004. Recruiting Manager with
                                 Robert Half International from November 2002 to June
                                 2003.
--------------------------------------------------------------------------------------
James L. Love (38)               Chief Compliance Officer of the Adviser since
7900 Callaghan Road              September 2007. Executive Director Executive Attorney
San Antonio, TX 78229            from January 2003 to September 2007, Senior Counsel
Chief Compliance Officer         May 2002 to January 2003 with USAA.
September 2007 to present
--------------------------------------------------------------------------------------
Shannon F. Neill (44)            Chief Operating Officer of the Adviser since
7900 Callaghan Road              September 2004. Mr. Neill serves as President of
San Antonio, TX 78229            various subsidiaries of the Adviser. Manager with
Vice President Shareholder       Accenture LLP from March 2003 to August 2004. Chief
Services                         Financial Officer of Cut Craft, Inc. from April 1995
June 2006 to present             to March 2003.
--------------------------------------------------------------------------------------
T. Kelly Niland (45)             Director of Investment Operations of the Adviser
7900 Callaghan Road              since January 2006. Fund Accounting Manager with AIM
San Antonio, TX 78229            Investments from June 1992 to January 2006.
Assistant Treasurer
June 2006 to present
======================================================================================

  ADDITIONAL INFORMATION (UNAUDITED)

ADDITIONAL FEDERAL TAX INFORMATION

The percentage of ordinary income dividends paid by the Funds during the year ended October 31, 2007, which qualify for the Dividends Received Deduction available to corporate shareholders was:

    Global MegaTrends                          100%

The Funds hereby designate the following approximate amounts as capital gain dividends for the purpose of the dividends paid deduction:

    Global MegaTrends                   $ 1,176,070
    Eastern European                     70,903,939
    Global Emerging Markets               1,299,563

The amounts which represent foreign source income and foreign taxes paid during the year ended October 31, 2007, are as follows:

                                              Foreign Source       Foreign Tax
                                                  Income             Credit
                                              --------------       -----------
    Eastern European                           $19,978,139         $2,654,232
    Global Emerging Markets                        568,174             64,594

In January 2008, the Funds will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2007. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds' statement of additional information (Form
485B), which can be found on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS
(1-800-873-8637) or accessing the Funds' Form N-PX on the SEC's website at www.sec.gov.

  ADDITIONAL INFORMATION (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds' semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. Shareholders can look up the Funds' Forms N-Q on the SEC's website at www.sec.gov. You may also visit or call the SEC's Public Room in Washington, D.C. (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

In connection with its review of the renewal of the advisory agreement for all funds and subadvisory agreement for the MegaTrends Fund, the Eastern European Fund and the Global Emerging Markets Fund, the Board considered, among other factors, the nature, extent and quality of the services provided by the Adviser and the Subadvisers and the overall fairness of the agreement(s) to the Funds. The Board, and the Independent Trustees, considered the agreements at the Board's May 2007 meeting following a multi-month review process. Prior to the May 2007 meeting, the Board, including the Independent Trustees, reviewed and evaluated materials received by the Adviser in connection with the contract approvals. Over the course of several months, the Independent Trustees requested and evaluated information they deemed reasonably necessary as part of the contract review process. After reviewing all of the information received, the Independent Trustees recommended approval of the agreements to the full Board.

As a result of the process described above, the Board received information from the Adviser describing: (i) the nature, extent and quality of services provided; (ii) comparison of services rendered and amounts paid to other registered investment companies, including other registered investment companies managed by the Adviser, other accounts managed by the Adviser and other accounts managed by the Subadvisers; (iii) the investment performance of the funds measured against appropriate benchmarks; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates) and the Subadvisers; (v) the extent to which economies of scale are realized as the funds grow; (vi) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders; and (vii) benefits realized by the Adviser (and its affiliates) and the Subadvisers from their relationship with the funds.

Nature, Extent and Quality of Services. The Board reviewed the functions performed by the Adviser and the Subadvisers, the portfolio management team and support staff of the Adviser (for the Holmes Growth Fund) and the Subadvisers (for the MegaTrends, Eastern European and Global Emerging Markets Funds) and

  ADDITIONAL INFORMATION (UNAUDITED)

the Adviser or Subadviser's investment strategy and process for each fund, the Adviser and each Subadviser's financial condition, and considered the quality of services provided. The Board also reviewed information on the performance of each fund, along with the performance information of a relevant securities index and a group of peer funds. This information showed that, for the period of time the Adviser has managed the Holmes Growth Fund (since June 1, 2004), the relative performance of the Holmes Growth Fund has been satisfactory, that the relative performance of the MegaTrends Fund has been good for both short and mid-term periods and that while the Eastern European Fund has underperformed during the short term period, the relative performance of the Eastern European Fund has been good for the long-term period. For the Global Emerging Markets Fund, the Board reviewed the relative performance information since its inception (February 24, 2005) and noted the satisfactory performance of the fund. The Board also reviewed the performance information of a product similar to the Global Emerging Markets Fund managed by the Subadviser of that fund which showed that the Subadviser had a solid track record with respect to managing emerging markets. Based on the information provided and the Board's previous experience with the Adviser and the Subadvisers, the Board concluded that the nature and extent of the services provided by the Adviser and the Subadvisers were appropriate and that the quality was good.

Fees. The Board also reviewed information on each fund's expense ratio and net expense ratio (after taking into account the contractual expense cap agreement) of the Global Emerging Markets Fund and management fee with comparisons to a peer group of funds. The Board also compared the advisory fee to the fees charged by the Adviser to other clients of the Adviser (other investment companies and the Adviser's other clients). (However, the Board noted that those other investment companies and the hedge funds have different investment policies than the funds and that the Adviser does not manage other investment companies or products similar to the funds.)

The Board noted that the management fee and expense ratio for the MegaTrends Fund and the expense ratio for the Holmes Growth Fund were higher than those of comparable funds, and that the management fee for the Holmes Growth Fund and the management fee and expense ratio for both the Eastern European Fund and the Global Emerging Markets Fund (after giving effect to the expense cap) were competitive.

The Board considered the subadvisory fee rates for the MegaTrends, Eastern European and Global Emerging Markets Funds. The Board compared the subadvisory fee rates to fees charged by the respective Subadvisers for similar accounts. The Board noted that the fee charged by the respective Subadvisers for the MegaTrend Funds and the Eastern European Fund were competitive and the fee charged by the Subadviser for the Global Emerging Markets Fund was higher

  ADDITIONAL INFORMATION (UNAUDITED)

than average. Also, the Board noted that the Adviser and Subadviser have agreed to cap expenses of the Global Emerging Markets Fund at 2.50% through February 2008. In each case, the Board concluded that the management fee and subadvisory fee were reasonable and appropriate in amount given the quality of services provided.

Profitability. The Board considered the fee structure of the agreements, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the funds. For the Global Emerging Markets Fund, the Board also considered the expense cap agreement. The Board concluded for each fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the fund. The Board considered the profitability information provided by the Subadviser of the Global MegaTrends Fund with respect to its fees received under the subadvisory agreement and the profitability information provided by the Subadviser to the Eastern European and Global Emerging Markets Funds with respect to its fees received under the subadvisory agreements. The Board considered that the subadvisory fee rates were negotiated at arm's length between the Adviser and the Subadvisers, and that the Subadvisers would be paid by the Adviser. The Board noted that the Subadviser to the Global Emerging Markets Fund indicated that it had not realized any profits from its relationship with the fund. The Board concluded for the MegaTrends Fund and the Eastern European Fund that the profits realized by the respective Subadvisers were not unreasonable.

Economies of Scale. As part of its review of the agreements, the Board considered whether there will be economies of scale with respect to the management of each fund and whether each fund will benefit from any economies of scale. The Board reviewed each of the fund's asset size and whether the Adviser/Subadvisers were realizing economies of scale. In the case of the Holmes Growth, MegaTrends and Global Emerging Markets Funds, the Board noted each fund's small asset size and that the funds are not likely producing economies of scale. With respect to the MegaTrends Fund, the Board asked the Adviser to review the continued viability of the fund. With respect to the Eastern European Fund, the Board noted the fund's large asset size, as well as the Subadviser's increased costs in managing a larger portfolio. The Board noted that, in all cases, the Adviser represented that the Adviser's increased costs of administration negate any potential economies of scale. Based upon its review of all available information, the Board concluded for each fund that the flat management fee was reasonable and appropriate. The Board considered that the fees for the MegaTrends, Eastern European and Global Emerging Markets Funds are commercially agreed upon between the Adviser and Subadvisers. The Board concluded for each of the MegaTrends, Eastern European and Global Emerging Markets Funds that, given the nature and size of each fund and the costs of the respective Subadviser in providing portfolio management

  ADDITIONAL INFORMATION (UNAUDITED)

services, the subadvisory fee reflects an appropriate level of sharing of any economies of scale.

Other Benefits to the Adviser and Subadvisers. The Board considered that the Adviser (with respect to the Holmes Growth Fund) and the Subadvisers of the MegaTrends, Eastern European and Global Emerging Markets Funds engage in soft dollar arrangements in connection with brokerage transactions for the Funds. The Board also considered benefits derived by the Adviser from its relationship with the funds, including the other services provided and fees received by affiliates of the Adviser for providing such services, and concluded for each fund that the direct and indirect benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the management fee charged the fund, the Adviser's commitment to reimburse expenses (with respect to the Global Emerging Markets Fund) and the benefits to the fund.

Based on all of the information considered and the conclusions reached, the Board determined to approve the agreements.

Subsequent Event

On September 5, 2007 the Board approved the termination of the MegaTrends subadvisory agreement with Leeb Capital Management, Inc. effective October 1, 2007. The fund (renamed Global MegaTrends Fund) is no longer subadvised, and the Adviser is managing the fund under the agreement approved by the Board at its May 2007 meeting.

  NOTES

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

  NOTES

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

     (b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

     (d) Not applicable.

     (e) Not applicable.

     (f) The registrant has posted such code of ethics on its Internet website at www.usfunds.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" serving on its audit committee, Mr. Clark Mandigo, who is "independent" (as defined in Item 3 of Form N-CSR.)

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(A) AUDIT FEES
The aggregate fees billed to the registrant for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements were $85,995 and $81,900 for the fiscal years ended October 31, 2007, and 2006, respectively.

(B) AUDIT-RELATED FEES
There were no fees billed for assurance and related services by the registrant's principal accountant that were reasonably related to the performance of the audit of the registrant's financial statements and were not reported under paragraph (a) of this Item for the fiscal years ended October 31, 2007, and 2006, respectively.

(C) TAX FEES
The aggregate fees billed for professional services rendered by the registrant's principal accountant for tax compliance, tax advice and tax planning were $19,800 and $18,400 for the fiscal years ended October 31,

2007, and 2006, respectively. The nature of the services comprising the tax fees included the review of the registrant's income and excise tax returns and distribution requirements.

(D) ALL OTHER FEES
There were no other fees during the fiscal years ended October 31, 2007, and 2006 billed to the registrant.

(E)(1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including approval in advance of audit and non-audit services at regularly scheduled audit committee meetings. If non-audit services are required between regularly scheduled audit committee meetings, approval may be authorized by the chairman of the audit committee for non-prohibited services for engagements of less than $3,500 with notification of other audit committee members at the next scheduled audit committee meeting.

   (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(F) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(G) The aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $101,200 and $92,400 for the fiscal years ended October 31, 2007, and 2006, respectively. These fees related to audit and tax services rendered to another trust and the issuance of a report on internal controls for an entity controlled by the investment adviser.

(H) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's president and treasurer have determined that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting that occurred in the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics is posted on registrant's Internet website at www.usfunds.com.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)   Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL ACCOLADE FUNDS




By:      /s/ Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer


Date:    January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer


Date:    January 7, 2008




By:      /s/ Catherine A. Rademacher
         -----------------------------------
         Catherine A. Rademacher
         Treasurer


Date:    January 7, 2008

                                                                Exhibit (a)(2)



                           SECTION 302 CERTIFICATION

I, Frank E. Holmes, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:    January 7, 2008


/s/ Frank E. Holmes
-----------------------------------
Frank E. Holmes
Chief Executive Officer

                                                                Exhibit (a)(2)



                           SECTION 302 CERTIFICATION

I, Catherine A. Rademacher, certify that:

1.   I have reviewed this report on Form N-CSR of U.S. Global Accolade Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

         (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5. The registrant's other certifying officer and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:    January 7, 2008


/s/ Catherine A. Rademacher
-----------------------------------
Catherine A. Rademacher
Treasurer

                                                                   EXHIBIT (B)



 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with this annual report on Form N-CSR for U.S. Global Accolade Funds (the Registrant) for the period ended October 31, 2007, as furnished to the Securities and Exchange Commission (the "Report"), the undersigned officers of the Registrant hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each such officer's knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as applicable; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




By:      /s/ Frank E. Holmes
         -----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer


Date:    January 7, 2008




By:      /s/ Catherine A. Rademacher
         -----------------------------------
         Catherine A. Rademacher
         Treasurer


Date:    January 7, 2008




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.